Exhibit 2.1

                                                    102 WITMER ROAD, HORSHAM, PA

                           PURCHASE AND SALE AGREEMENT

                          AND JOINT ESCROW INSTRUCTIONS

                               SEPTEMBER 1, 2006

                                 BY AND BETWEEN

                            ARE-PA REGION NO. 6, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY
                                     "BUYER"

                                       AND

                            NEOSE TECHNOLOGIES, INC.,
                             A DELAWARE CORPORATION
                                    "SELLER"

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                                        Estate Equities, Inc. ALL RIGHTS
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

                                                    102 WITMER ROAD, HORSHAM, PA

                           PURCHASE AND SALE AGREEMENT
                         AND JOINT ESCROW INSTRUCTIONS

     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT") is made and entered into as of September 1, 2006 ("EXECUTION DATE"), by and between ARE-PA REGION NO. 6, LLC, a Delaware limited liability company ("BUYER"), and NEOSE TECHNOLOGIES, INC., a Delaware corporation ("SELLER"), for the purposes of setting forth the agreement of the parties and of instructing CHICAGO TITLE INSURANCE COMPANY ("ESCROW AGENT"), with respect to the transactions contemplated by this Agreement.

RECITALS

     A. Upon and subject to the terms and conditions set forth in this Agreement, Seller desires to sell and Buyer desires to purchase the following (collectively, the "PROPERTY"):

          (i) the fee interest in that certain real property commonly known as 102 Witmer Road, located in the Township of Horsham, County of Montgomery, Commonwealth of Pennsylvania, as legally described on Exhibit A attached hereto, together with all rights, privileges and easements appurtenant thereto or used in connection therewith, including, without limitation, all minerals, oil, gas and other hydrocarbon substances thereon, all development rights, air rights, water, water rights and water stock relating thereto, all strips and gores, and all of Seller's right, title and interest in and to any streets, alleys, easements, rights-of-way, public ways, or other rights appurtenant, adjacent or connected thereto or used in connection therewith (collectively, the "LAND");

          (ii) all buildings, improvements, structures and fixtures now or hereafter included or located on or in the Land (collectively, the "IMPROVEMENTS"), and all apparatus, equipment, appliances and other fixtures used in connection with the operation or occupancy of the Land and the Improvements, such as heating, air conditioning or mechanical systems and facilities used to provide any utility services, refrigeration, ventilation, waste disposal or other services now or hereafter located on or in the Land or the Improvements;

          (iii) Seller's right, title, and interest in all leases, licenses and other occupancy agreements covering the Land and Improvements (these leases, together with all amendments, modifications, extensions or supplements thereto or guarantees thereof, are collectively referred to in this Agreement as the "TENANT LEASES") (the Land, the Improvements and Seller's right, title, and interest in the Tenant Leases are sometimes hereinafter collectively referred to as the "REAL PROPERTY");

          (iv) all tangible personal property, equipment and supplies (collectively, the "PERSONAL PROPERTY") now or hereafter owned by Seller and located on or about the Land or the Improvements or attached thereto or used in connection with the use,

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                                        Estate Equities, Inc. ALL RIGHTS
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

                                                    102 WITMER ROAD, HORSHAM, PA

     operation, maintenance or repair thereof, including, without limitation, the personal property designated in Exhibit B but excluding the personal property designated on Exhibit B-1 attached hereto and further excluding any personal property that Seller and Auxilium Pharmaceuticals, Inc., a Delaware corporation ("AUXILIUM"), agree shall remain the property of Seller pursuant to the agreements that are the subject of the Consent (as defined below). To the extent available and in its possession, the Personal Property includes Seller's non-proprietary standard operating procedures specifically relating to the Land and the Improvements and the maintenance of the other Personal Property being conveyed by Seller to Buyer pursuant to this Agreement ("CONVEYED EQUIPMENT"), validation protocols for all Conveyed Equipment and facility systems, and equipment turnover packages and equipment history files relating to the Conveyed Equipment and facility systems ("TECHNICAL INFORMATION"); and

          (v) all intangible property (collectively, the "INTANGIBLE PROPERTY") now or hereafter owned by Seller and used in connection with the Land, the Improvements or the Personal Property (with the exception, however, of the Service Contracts [as defined below]), including, without limitation, transferable licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements, transferable guarantees and warranties covering the Land and/or Improvements, books, records, reports, test results, environmental assessments, as-built plans, specifications and other similar documents and materials relating to the use or operation, maintenance or repair of the Property or the construction or fabrication thereof. The Intangible Property shall exclude any of the foregoing related to the business (including, but not limited to, any and all intellectual property) of Seller and not specifically related to the use and operations of the Land and the Improvements, all of which shall remain the sole property of Seller.

     B. Seller and Auxilium have entered into that certain letter agreement dated July 26, 2006 whereby Auxilium is granted certain rights to access and use of the Property (the "AUXILIUM ACCESS AGREEMENT").

     C. Simultaneously with the execution and delivery of this Agreement (i) Seller, Buyer, and Auxilium have entered into a Consent to Property Access Agreements ("CONSENT"), and (ii) Buyer, as landlord, and Auxilium, as tenant, have entered into a lease of the Property (the "AUXILIUM LEASE") on terms and conditions acceptable to Buyer in the exercise of its sole and absolute discretion.

     D. The execution and delivery of this Agreement is conditioned upon the simultaneous execution and delivery of the Consent.

     NOW, THEREFORE, in consideration of the foregoing Recitals which are incorporated herein by this reference, the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree, and instruct Escrow Agent, as follows:

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                                        Estate Equities, Inc. ALL RIGHTS
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                                        2

                                                    102 WITMER ROAD, HORSHAM, PA

1    AGREEMENT TO PURCHASE AND SELL.

     Subject to all of the terms and conditions of this Agreement, Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to acquire and purchase from Seller, the Property upon the terms and conditions set forth herein.

2    PURCHASE PRICE.

     The purchase price for the Property (the "PURCHASE PRICE") shall be the sum of $21,050,000, payable as follows:

2.1 DEPOSIT. Not later than the date which is 3 Business Days (as hereinafter defined) after the Execution Date, Buyer shall deposit into Escrow the sum of $500,000 (which amount, together with any and all interest and dividends earned thereon, shall hereinafter be referred to as the "DEPOSIT").

     Escrow Agent shall deposit the Deposit in a non-commingled trust account and shall invest the Deposit in insured money market accounts, certificates of deposit, United States Treasury Bills or such other instruments as Buyer may instruct from time to time. In the event of the consummation of the purchase and sale of the Property as contemplated hereunder, the Deposit shall be paid to Seller at the Closing (as defined in Section 8 below) and credited against the Purchase Price. If Buyer does not elect to terminate this Agreement pursuant to Section 3.5 (Termination Right) before the Due Diligence Termination Date, the Deposit shall automatically become non-refundable unless (a) the Closing fails to occur by reason of Seller's default, (b) Buyer terminates the Agreement in accordance with Article 12 (Risk of Loss), or (c) any other provision under this Agreement entitles Buyer to a refund of the Deposit (including, but not limited to, Section
     7.3 [Failure of Condition Precedent]).

2.2 BALANCE. On the Closing Date (as defined below), Buyer shall pay to Seller the balance of the Purchase Price over and above the Deposit paid by Buyer under Section 2.1 above, by wire transfer of federal funds to Escrow Agent, net of all prorations and adjustments as provided herein.

3    DUE DILIGENCE

3.1 PROPERTY DOCUMENTS. Buyer acknowledges that it received from Seller all the materials listed on Exhibit C attached hereto (the "PROPERTY DOCUMENTS")

3.2  INVESTIGATIONS.

     3.2.1 At all reasonable times from the Execution Date until the Closing or earlier termination of this Agreement and upon no less than 24 hours prior notice to Seller, Buyer, its agents and representatives shall be entitled at Buyer's sole cost and expense to (i) enter onto the Property during normal business hours to

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                                        Estate Equities, Inc. ALL RIGHTS
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                                                    102 WITMER ROAD, HORSHAM, PA

          perform any inspections, investigations, studies and tests of the Property, including, without limitation, physical, structural, mechanical, architectural, engineering, soils, geotechnical and environmental/asbestos tests that Buyer deems reasonable provided that no intrusive testing shall be performed at the Property unless a work plan for same is approved by Seller (which approval shall not be unreasonably withheld, delayed, or conditioned); (ii) cause an environmental assessment of the Property to be performed; (iii) review all Property Documents and examine and copy any and all other books and records in the possession or control of Seller or its agents relating to the Property (including, without limitation, all documents relating to utilities, zoning, and the access, subdivision and appraisal of the Property); and (iv) interview Seller's personnel responsible for the operation and management of the Property. Buyer shall conduct the investigations in such a manner that it shall not in any way damage the Property, create a hazardous or dangerous condition, necessitate a repair or clean-up, and/or deposit or release any Environmental Materials (as defined below) at, on or under the Property, or unreasonably interfere with Seller's normal business operations or security requirements. If approved by Seller, prior to performing any intrusive testing on the Property, Buyer shall provide Seller with copies of Buyer's plans as to the scope and methodology of work relating to such intrusive testing. Buyer shall give Seller and its respective authorized agents the opportunity, at Buyer's cost, to split samples taken from the Property. Buyer shall be responsible for locating any utilities on the Property and marking same; provided, however, that Seller shall assist Buyer in locating the utilities and shall provide Buyer with any documentation in its possession or control in connection herewith.

     3.2.2 In connection with any investigations, Buyer will not permit the attachment of any mechanic's lien, materialmen's lien, or any other lien, claim, or encumbrance ("ENCUMBRANCE") against the Property. In the event of such Encumbrance, Buyer shall bear all cost and expense related to the defense or removal of same and indemnify and hold Seller harmless from any cost or expense (including reasonable attorneys' fees) that Seller may incur in connection therewith.

     3.2.3 Buyer shall take all commercially reasonable precautions to prevent damage to the Property or personal property of Seller.

3.3 CC&RS. Buyer may conduct such inquiries and investigations of any and all declarants or associations created by any covenants, conditions or restrictions encumbering the Property ("CC&RS") as Buyer, in its sole and absolute discretion, deems advisable or necessary. Not later than 3 Business Days before the Closing Date (subject to extension pursuant to the provisions of Section 8.1 [Closing Date]), Seller shall use commercially reasonable efforts to deliver to Buyer an estoppel certificate, each substantially in form and substance acceptable to Buyer, executed by each declarant or association under any

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                                        Estate Equities, Inc. ALL RIGHTS
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                                        4

                                                    102 WITMER ROAD, HORSHAM, PA

     CC&Rs (collectively, the "CC&RS ESTOPPELS"). The form of the CC&Rs Estoppel is attached hereto as a part hereof as Exhibit J.

3.4 PROPERTY QUESTIONNAIRE. Seller has completed the property questionnaire attached hereto as Exhibit D (the "PROPERTY QUESTIONNAIRE") but in doing so has answered each question therein as if the agreements that are the subject of the Consent have not been executed and do not affect the Property or Seller.

3.5 TERMINATION RIGHT. Buyer shall have the right at any time on or before 5:00 p.m. (Los Angeles, California time) on Friday, August 18, 2006 (the "DUE DILIGENCE TERMINATION DATE") to terminate this Agreement if, during the course of Buyer's due diligence investigations of the Property, Buyer determines in its sole and absolute discretion that the Property is not acceptable to Buyer. Buyer may exercise such termination right by delivering written notice of termination to Seller and Escrow Agent (a "DUE DILIGENCE TERMINATION NOTICE") on or before the Due Diligence Termination Date. Upon the timely delivery of such Due Diligence Termination Notice,
     (i) Escrow Agent shall immediately return the Deposit to Buyer and (ii) this Agreement shall automatically terminate and be of no further force or effect and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement. If Buyer has timely delivered to Escrow Agent a Due Diligence Termination Notice, no notice to Escrow Agent from Seller shall be required for the return of the Deposit to Buyer. If Buyer does not exercise such termination by delivery of the Due Diligence Termination Notice on or before the Due Diligence Termination Date, then Buyer's right to terminate this Agreement pursuant to this Section shall automatically lapse.

3.6 INSURANCE. Buyer agrees that from the Execution Date through the Due Diligence Termination Date, Buyer shall carry, or cause its agents and representatives that will enter the Property in connection with the investigations pursuant to Section 3.2 to carry, workers' compensation and commercial general liability insurance, including contractual liability insurance and property damage insurance, under policies issued by insurers licensed to conduct business in Pennsylvania with per occurrence limits of not less than $2,000,000 for bodily injury, or death and damage to or destruction of property (including the loss of use thereof), and $4,000,000 combined aggregate, and workers' compensation at statutory limits. Additionally, Buyer or its contractors, as applicable, shall provide the following coverages: Automobile liability insurance for all owned, non-owed, leased or hired vehicles with not less than $2,000,000 combined single limit, and contractor's pollution liability with limits of $1,000,000 per occurrence and $2,000,000 aggregate. Such policies shall name Seller and its agents, and employees as additional insureds, as their interests appear under this Agreement. On written request from Seller, Buyer shall deliver to Seller certificates of insurance evidencing such coverage prior to entering upon the Property.

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                                        Estate Equities, Inc. ALL RIGHTS
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                                        Do Not Copy or Distribute. Alexandria
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                                        5
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                                                    102 WITMER ROAD, HORSHAM, PA

3.7 INDEMNITY AND REPAIR. Buyer agrees to indemnify and hold harmless Seller from any losses arising from any actual damage to the Property or any injury to persons caused by any act of Buyer as a result of the inspections, investigations or tests performed pursuant to Section 3.2 above, which indemnity shall survive the termination of this Agreement or the Closing for a period of 180 days; provided, however, that Buyer's indemnity hereunder shall not include any losses, cost, damage or expenses resulting from (x) the acts of Seller, its agents or representatives unless at the specific direction of Buyer, or (y) the discovery of any pre-existing condition of the Property. In addition, if this Agreement is terminated, Buyer shall repair any damage to the Property caused by its entry thereon and shall restore the Property substantially to the condition in which it existed prior to such entry; provided, however, that Buyer shall have no obligation to repair any damage caused by the acts or omissions of Seller, its agents or representatives or to remediate, contain, abate or control any pre-existing condition of the Property which existed prior to Buyer's entry thereon except and to the extent exacerbated due to the gross negligence or willful misconduct of Buyer.

3.8  TITLE.

     3.8.1 DELIVERIES BY SELLER. Not later than 10 days after the Execution Date, Buyer shall order (a) an ALTA extended coverage preliminary title report (the "PTR") issued by Chicago Title Insurance Company (in such capacity, "TITLE COMPANY"), together with legible copies of all documents referenced as exceptions therein, (b) a current As-Built American Land Title Association survey of the Property (the "SURVEY"), in form reasonably satisfactory to Buyer and Title Company, prepared by a surveyor licensed in the Commonwealth of Pennsylvania and certified (using a surveyor's certificate in substantially the same form as the certificate attached hereto as Exhibit E) to Buyer, Title Company, and such other persons or entities as Buyer may, in its discretion, request; and (c) a UCC Search with regard to Seller and the Property (the "UCC SEARCH").

     3.8.2 BUYER'S REVIEW OF TITLE. Buyer shall have until the Due Diligence Termination Date to notify Seller in writing of any objection which Buyer may have to any exception reported in the PTR or matter shown on the Survey or the UCC Search or any updates thereof; provided, however, that if any such updates are received by Buyer, Buyer shall have an additional 5 Business Days, regardless of the Due Diligence Termination Date or Closing Date, following Buyer's receipt of such update and legible copies of all documents referenced therein to notify Seller of objections to items shown on any such update and not shown on the original PTR or Survey because such documents were not of record at the time of the original PTR or Survey. Exceptions reported in the PTR and matters shown on the Survey or the UCC Search (or any updates thereof) not objected to by Buyer as provided above shall be deemed to be "PERMITTED EXCEPTIONS."

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary
                                        - Do Not Copy or Distribute. Alexandria
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                                       6

                                                    102 WITMER ROAD, HORSHAM, PA

     3.8.3 SELLER'S OBLIGATIONS REGARDING TITLE. As a condition to Closing, Seller shall take all action necessary to remove from title to the Property (or in the alternative, Seller shall obtain for Buyer title insurance insuring over such exceptions or matters, such insurance to be in form and substance satisfactory to Buyer in its sole and absolute discretion) the following matters: (a) all exceptions to title and survey matters created by Seller on or after the Execution Date without the prior written consent of Buyer (which consent may be withheld in Buyer's sole and absolute discretion); (b) any and all liens and encumbrances affecting the Property which secure an obligation to pay money (other than installments of real estate taxes or assessments not delinquent as of the Closing); provided, however, that Seller shall not be required to cause judgment liens to be removed if such liens exceed an amount equal to $5,000,000; and (c) all taxes and assessments due and payable for any period prior to the Closing (collectively, the "OBLIGATORY REMOVAL EXCEPTIONS"). If, prior to the Closing, Seller is unable to remove or satisfactorily insure over any of the Obligatory Removal Exceptions, then, in addition to any and all other rights and remedies which Buyer may have hereunder, Buyer may (a) terminate this Agreement by delivering written notice to Seller and Escrow Agent (in which case Escrow Agent shall immediately return the Deposit to Buyer), and Seller shall reimburse Buyer for all of Buyer's out-of-pocket costs and expenses in an aggregate amount not to exceed $100,000 incurred in connection with the transaction contemplated by this Agreement (including, but not limited to, costs incurred to negotiate the Auxilium Lease), and thereafter neither party shall thereafter have any rights or obligations to the other hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement; (b) pursue an action for specific performance to compel Seller to remove the Obligatory Removal Exceptions; or (c) waive Buyer's objections to such Obligatory Removal Exceptions and proceed to a timely Closing whereupon such Obligatory Removal Exceptions shall be deemed "PERMITTED EXCEPTIONS." If, prior to the Closing, Seller is unable to remove or satisfactorily insure over any other exceptions or matters objected to by Buyer (other than Obligatory Removal Exceptions), then, in addition to any and all other rights and remedies which Buyer may have hereunder, Buyer may (x) terminate this Agreement by delivering written notice to Seller and Escrow Agent (in which case Escrow Agent shall immediately return the Deposit to Buyer) and thereafter neither party shall thereafter have any rights or obligations to the other hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement; or (y) waive Buyer's objections to such other exceptions and matters (other than Obligatory Removal Exceptions) and proceed to a timely Closing whereupon such other exceptions and matters shall be deemed "PERMITTED EXCEPTIONS."

     3.8.4 CONDITION OF TITLE AT CLOSING. Upon the Closing, Seller shall sell, transfer and convey to Buyer indefeasible fee simple title to the Land and the Improvements

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                                        Estate Equities, Inc. ALL RIGHTS
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                                                    102 WITMER ROAD, HORSHAM, PA

          thereon by a duly executed and acknowledged deed in the form of Exhibit F attached hereto (the "DEED"), subject only to the Permitted Exceptions.

4    SELLER'S REPRESENTATIONS AND WARRANTIES.

     Seller represents and warrants to and agrees with Buyer that, as of the Execution Date and as of the Closing Date:

4.1 AUTHORITY. This Agreement and all other documents delivered prior to or at the Closing (i) have been duly authorized, executed, and delivered by Seller; (ii) are binding obligations of Seller; and (iii) do not violate the formation documents of Seller. Seller has obtained all required consents, releases, and approvals necessary to execute this Agreement and consummate the transaction contemplated by this Agreement. Seller further represents that it is a corporation, duly organized and existing in good standing under the laws of the State of Delaware, with its principal place of business in Pennsylvania.

4.2 NO CONFLICTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document, or instrument or agreement, oral or written, to which Seller is a party or by which Seller or the Property is bound, or any applicable regulation of any governmental agency, or any judgment, order or decree of any court having jurisdiction over Seller or all or any portion of the Property.

4.3 PREFERENTIAL RIGHTS. Seller has not granted any options or rights of first refusal or rights of first offer to third parties to purchase or otherwise acquire an interest in the Property other than such rights of entry as may exist in favor of Auxilium pursuant to the Pre-Closing Property Access Agreement of even date herewith between Auxilium and Seller.

4.4 PROPERTY DOCUMENTS. The Property Documents required to be delivered by Seller pursuant to the terms hereof constitute all of the material documents relating to the Property, and each such Property Document as delivered by Seller constitutes a true, correct and complete copy of such Property Document. To Seller's Knowledge, there are no commitments or agreements affecting the Property to which Seller is a party which would constitute a material document which have not been disclosed by Seller to Buyer in writing. Seller is not in default of Seller's obligations or liabilities pertaining to the Property or the Property Documents; nor, to Seller's Knowledge, are there facts, circumstances, conditions, or events which, after notice or lapse of time, would constitute a default. Seller has not received notice or information that any party to any of the Property Documents considers a breach or default to have occurred. Seller has delivered to Buyer on or before the Execution Date Seller's executed counterpart of the Consent.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary
                                        - Do Not Copy or Distribute. Alexandria
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                                       8
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                                                    102 WITMER ROAD, HORSHAM, PA

4.5 NO TENANT LEASES. There are no Tenant Leases, no third party has the right to occupy space at the Property, and there are no other documents or agreements binding upon the Property or Buyer after the Closing with respect to the rights and obligations of such third parties relating to the Property other than the rights of Seller and Auxilium as provided in the agreements that are the subject of the Consent.

4.6 UNPAID COMMISSIONS. As of the Closing Date, there will be no brokerage or other leasing commissions due or payable on an absolute or contingent basis to any person in connection with any new Tenant Lease other than with respect to the Auxilium Lease, which commissions shall be paid at Closing by Seller.

4.7 SPECIAL ASSESSMENTS OR CONDEMNATION. To Seller's Knowledge, there are no existing, proposed or contemplated (i) special assessments, except those shown as exceptions on the PTR, or (ii) condemnation actions against the Property or any part, and Seller has not received written notice of any contemplated special assessments or eminent domain proceedings that would affect the Property.

4.8 UTILITIES. Seller has received no notices that service for water, sewer, electric, gas, telephone, and drainage facilities, and all other utilities required by law or for the normal operation of the Property, will be disconnected or reduced.

4.9 SERVICE CONTRACTS. There are no service, maintenance, repair, management, leasing, or supply contracts or other contracts (including, without limitation, janitorial, elevator, and landscaping agreements) affecting the Property, oral or written ("SERVICE CONTRACTS"), by or on behalf of Seller that will bind the Property or Buyer after the Closing Date.

4.10 EMPLOYEES. On and after the Closing, there will be no obligations concerning any pre-Closing employees of Seller that will be binding upon Buyer or the Property.

4.11 BANKRUPTCY. No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings are pending, or, to Seller's Knowledge, threatened, against Seller.

4.12 INSURANCE. There are currently in effect such insurance policies as are customarily maintained with respect to similar properties. Seller has received no written notice from any insurance company concerning, nor, to Seller's Knowledge, are there any defects or inadequacies in the Property which, if not corrected, would result in the termination of insurance coverage or increase its cost.

4.13 LITIGATION. There are no actions, suits or proceedings before any judicial or quasi-judicial body, pending, or to Seller's Knowledge, threatened, against or affecting all or any portion of the Property.

4.14 COMPLIANCE WITH LAWS. Seller has received no written notice of, and has no Knowledge of, any condition currently or previously existing on the Property or any portion thereof

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                                                    102 WITMER ROAD, HORSHAM, PA

     that may give rise to any violation of any existing laws, rules, regulations, ordinances and orders of all applicable federal, state, city and other governmental authorities in effect as of the date of this Agreement (collectively, "LAWS"), including, without limitation, all Laws with respect to zoning, building, fire and health codes, environmental protection and sanitation and pollution control and the Americans with Disabilities Act, as amended, applicable to the Property if it were disclosed to the authorities having jurisdiction over the Property.

4.15 ENVIRONMENTAL MATERIALS.

     4.15.1 DEFINITIONS.

               (A) "ENVIRONMENTAL CLAIM" means any and all actions (including, without limitation, investigatory, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses arising from or relating to the presence or suspected presence of any Environmental Materials in, on, under, or about the Property or properties adjacent thereto.

               (B) "ENVIRONMENTAL MATERIALS" means chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products or any other chemical, material, or substance that, because of its quantity, concentration, or physical or chemical characteristics, exposure to which is limited or regulated for health and safety reasons by any governmental authority, or which poses a significant present or potential hazard to human health and safety or to the environment if released into the workplace or the environment.

     4.15.2 REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to and agrees with Buyer that, as of the Execution Date and as of the Closing Date: (i) to Seller's Knowledge, each of the Property and Seller is in full compliance with all Laws relating to Environmental Materials, which compliance includes, but is not limited to, the possession by Seller of all permits and other governmental authorities required under applicable Laws, and compliance with the terms and conditions thereof; (ii) Seller has not received any written communication that alleges that Seller or the Property is not in such full compliance; (iii) there is no Environmental Claim pending or, to Seller's Knowledge, threatened with regard to the Property; and (iv) without in any way limiting the generality of the foregoing, (a) Seller has not used, stored, generated, released, disposed or

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                                                    102 WITMER ROAD, HORSHAM, PA

          arranged for the disposal of Environmental Materials on the Property except in compliance with Law, (b) no underground storage tanks were installed or removed on or from the Property during Seller's period of ownership of the Property, (c) except for 1 underground storage tank that was capped, to Seller's Knowledge, no underground storage tanks were installed or removed on or from the Property before Seller's period of ownership of the Property, (d) to Seller's Knowledge, there is no asbestos contained in or forming part of any Improvement, including, without limitation, any building, building component, structure or office space on the Property, and (e) to Seller's Knowledge, no polychlorinated biphenyls (PCBs) are used or stored at the Property.

     4.15.3 INDEMNIFICATION. Seller hereby indemnifies and agrees to reimburse, defend (with counsel reasonably acceptable to Buyer), and hold Buyer harmless from, for and against all Environmental Claims arising from, asserted against, imposed on, or incurred by Buyer, directly or indirectly, in connection with the breach of any representation or warranty set forth in Section 4.15.2 of this Agreement. If an Environmental Claim is made against Buyer covered by the indemnity under this Section 4.15.3, Buyer shall promptly give notice to Seller, with a copy of the claim, demand, arbitration, or litigation documents. Buyer shall reasonably cooperate with Seller, including, without limitation, giving testimony at depositions and/or hearings. If Buyer desires to have its own counsel monitor any such proceedings, it may do so, at its expense, but Seller's counsel shall be the only counsel of record.

4.16 PERSONAL PROPERTY. Seller has good and marketable title to the Personal Property and shall convey same at Closing, free and clear of all liens, mortgages, pledges, security interests, prior assignments, encumbrances, and claims of any nature other than the Permitted Exceptions. Seller has made available at the Property for Buyer's inspection and review the Technical Information in form and content maintained by Seller in the ordinary course of its business.

4.17 SURVIVAL. All of the representations, warranties and agreements of Seller set forth in this Agreement shall be true upon the execution of this Agreement, shall be deemed to be repeated at and as of the Closing Date without the necessity of a separate certificate with respect thereto and shall survive the delivery of the Deed and other Closing instruments and documents for a period of 18 months.

4.18 SELLER'S KNOWLEDGE. As used in this Agreement, the phrase "TO SELLER'S KNOWLEDGE," "KNOWLEDGE," and words of similar import shall mean the actual knowledge of H. James White, Seller's Director of BioEngineering and Facilities and A. Brian Davis, Senior Vice President and Chief Financial Officer without independent investigation. Seller represents and warrants that the foregoing persons are those persons affiliated with Seller most knowledgeable regarding the ownership and operation of the Property.

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                                                    102 WITMER ROAD, HORSHAM, PA

4.19 AS-IS. Except as expressly set forth herein, including, without limitation elsewhere in this Article 4, and except for those warranties, expressly set forth in the Deed or other documents delivered at the Closing, Seller shall convey the Property to Buyer in its present "AS-IS" condition, without any warranties, expressed or implied.

     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND CERTAIN OF THE DOCUMENTS TO BE DELIVERED IN CONNECTION WITH CLOSING, (A) SELLER HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATIONS, WARRANTIES OR OTHER STATEMENTS AS TO THE CONDITION OF THE PROPERTY, (B) BUYER ACKNOWLEDGES THAT AT CLOSING IT IS PURCHASING THE PROPERTY ON AN "AS IS, WHERE IS" BASIS AND WITHOUT RELYING ON ANY REPRESENTATIONS AND WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM SELLER, ITS AGENTS OR BROKERS AS TO ANY MATTERS CONCERNING THE PROPERTY, AND (C) NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE OR ARE MADE AND NO RESPONSIBILITY HAS BEEN OR IS ASSUMED BY SELLER OR BY ANY PARTNER, OFFICER, PERSON, FIRM, AGENT OR REPRESENTATIVE ACTING OR PURPORTING TO ACT ON BEHALF OF SELLER AS TO THE CONDITION OR REPAIR OF THE PROPERTY OR THE VALUE, EXPENSE OF OPERATION, OR INCOME POTENTIAL THEREOF OR AS TO ANY OTHER FACT OR CONDITION THAT HAS OR MIGHT AFFECT THE PROPERTY OR THE CONDITION, REPAIR, VALUE, EXPENSE OF OPERATION OR INCOME POTENTIAL OF THE PROPERTY OR ANY PORTION THEREOF. THE PARTIES HERETO AGREE THAT ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THEM OR THEIR RESPECTIVE AGENTS OR REPRESENTATIVES ARE MERGED IN THIS AGREEMENT AND THE EXHIBITS ATTACHED HERETO, WHICH ALONE FULLY AND COMPLETELY EXPRESS THEIR AGREEMENT, AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO AFTER FULL INVESTIGATION, OR WITH THE PARTIES SATISFIED WITH THE OPPORTUNITY AFFORDED FOR INVESTIGATION, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION BY THE OTHER UNLESS SUCH STATEMENT OR REPRESENTATION IS SPECIFICALLY EMBODIED IN THIS AGREEMENT OR THE EXHIBITS ATTACHED HERETO OR CERTAIN OF THE DOCUMENTS TO BE DELIVERED IN CONNECTION WITH CLOSING.

5    BUYER'S REPRESENTATIONS AND WARRANTIES.

     Buyer represents and warrants to and agrees with Seller that, as of the Execution Date, and as of the Closing Date:

5.1 NO CONFLICTS. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document or instrument to which Buyer is a party or by which Buyer is bound, or any applicable regulation of any governmental agency, or any judgment, order or decree of any court having jurisdiction over Buyer or all or any portion of the Property.

5.2 DUE ORGANIZATION; CONSENTS. Buyer is a limited liability company duly formed and existing in good standing under the laws of the State of Delaware with its principal place

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                                                    102 WITMER ROAD, HORSHAM, PA

     of business in the State of California. All requisite limited partnership action has been taken by Buyer in connection with entering into this Agreement, and will be taken prior to the Closing in connection with the execution and delivery of the instruments referenced herein and the consummation of the transactions contemplated hereby. No consent of any member, partner, shareholder, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required in connection herewith which has not been obtained, except with respect to the consent of the Board of Directors of the parent company of Buyer, which consent shall be obtained or denied prior to the expiration of the Due Diligence Termination Date.

5.3 BUYER'S AUTHORITY; VALIDITY OF AGREEMENTS. Buyer has or will have prior to the Closing full right, power and authority to purchase the Property from Seller as provided in this Agreement and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms hereof and thereof. This Agreement is and all other documents and instruments to be executed and delivered by Buyer in connection with this Agreement have been duly authorized, executed and delivered by Buyer and shall be valid, binding and enforceable obligations of Buyer.

5.4 AUXILIUM LEASE. Buyer and Auxilium have entered into the Auxilium Lease, which constitutes a lease for the entire Property that commences as of Closing and expires more than 1 year thereafter.

6    COVENANTS OF SELLER.

     In addition to the covenants and agreements of Seller set forth elsewhere in this Agreement, Seller covenants and agrees that between the Execution Date and the Closing Date:

6.1 TITLE. Seller shall not (a) directly or indirectly sell, assign or create any right, title or interest whatsoever in or to the Property, (b) take any action, create, commit, permit to exist or suffer any acts which would (i) give rise to a variance from the current legal description of the Land, or
     (ii) cause the creation of any lien, charge or encumbrance other than the Permitted Exceptions, or (c) enter into any agreement to do any of the foregoing without Buyer's prior written consent (which consent may be withheld in Buyer's sole and absolute discretion), other than the agreements that are the subject of the Consent. Seller shall comply with the terms and conditions of the Consent.

6.2 NOTICE OF CHANGE IN CIRCUMSTANCES. Seller shall promptly notify Buyer of any change in any condition with respect to the Property or any portion thereof or of any event or circumstance of which Seller has Knowledge subsequent to the date of this Agreement which (a) materially, adversely affects the Property or any portion thereof or the use or operation of the Property or any portion thereof, (b) makes any representation or warranty of Seller to Buyer under this Agreement untrue or misleading, or (c) makes any covenant or agreement of Seller under this Agreement incapable or less likely of being performed, it being expressly understood that Seller's obligation to provide information to Buyer

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                                                    102 WITMER ROAD, HORSHAM, PA

     under this Section shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties, covenants or agreements under this Agreement.

6.3 NO DEFAULTS; MAINTENANCE OF PROPERTY. Seller shall not default with respect to the performance of any obligation relating to the Property, including, without limitation, the payment of all amounts due and the performance of all obligations with respect to the Service Contracts and any existing indebtedness relating to the Property. Subject to Section 12, Seller shall operate and maintain the Property in its current condition, reasonable wear and tear excepted, in accordance with all applicable Laws.

6.4 EXCLUSIVE NEGOTIATIONS. Seller shall (i) remove the Property from the market, (ii) cease and refrain from any and all negotiations with any other prospective optionees or purchasers of the Property, and (iii) advise Buyer of any negotiations with current or potential tenants at the Property.

6.5 DEVELOPMENT ACTIVITIES. Except as may be required under the Consent, Seller shall not take any actions with respect to the development of the Property, including, without limitation, applying for, pursuing, accepting or obtaining any permits, approvals or other development entitlements from any governmental or other regulatory entities or finalizing or entering into any agreements relating thereto without Buyer's prior written consent (which consent may be withheld in Buyer's sole and absolute discretion). Seller hereby agrees to reasonably cooperate with Buyer in Buyer's efforts to obtain such governmental approvals as Buyer deems necessary to permit Buyer to operate the Property as Buyer wishes, although obtaining such approvals shall not be a condition to Closing.

6.6 SERVICE, MANAGEMENT AND EMPLOYMENT CONTRACTS. Seller shall not enter into, extend, renew or replace any existing service, property management or employment contracts in respect of the Property that will be binding on the Property or Buyer after Closing without Buyer's prior written consent (which consent may be withheld in Buyer's sole and absolute discretion), unless the same shall be cancelable without penalty or premium, upon not more than 30 days' notice from the owner of the Property and Seller shall immediately notify Buyer of any such new, extended, renewed or replaced contract. Seller shall take all necessary steps to either terminate the Service Contracts on or prior to Closing or to cause the Service Contracts to which Seller is a party to be assigned to and assumed by Auxilium effective as of Closing.

6.7 TENANT LEASES. Except as set forth in the Consent, Seller shall not negotiate with any potential tenant of the Property or enter into any Tenant Lease.

6.8 INSURANCE. Seller will maintain its current insurance in place from the Execution Date through the Closing Date or earlier termination of this Agreement.

6.9 LITIGATION. Seller shall not allow to be commenced on its behalf any action, suit or proceeding with respect to all or any portion of the Property without Buyer's prior written consent (which consent may be withheld in Buyer's sole and absolute discretion). In the

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                                                    102 WITMER ROAD, HORSHAM, PA

     event Seller receives any notice of any proceeding of the character described in Sections 4.14 or 4.17 which has not been previously disclosed to Buyer prior to the Closing, Seller shall promptly advise Buyer in writing.

6.10 TECHNICAL INFORMATION. Seller shall maintain the Technical Information in the form and content that Seller has maintained the Technical Information in the ordinary course of Seller's business.

6A   COVENANTS OF BUYER.

6A.1 AUXILIUM LEASE. In addition to the covenants and agreements of Buyer set forth elsewhere in this Agreement, Buyer covenants and agrees that (a) Seller shall have the right to occupy and use portions of the Property after Closing pursuant to the terms and conditions of the Consent, and (b) Seller's right to occupy and use the Property shall survive any termination of the Auxilium Lease pursuant to the terms and conditions of the Consent.

6A.2 TECHNICAL INFORMATION. Buyer agrees that the Technical Information will be retained at the Property and that Seller, at its sole cost and expense, may, through February 28, 2007 and subject to the terms and conditions of the Consent, make copies of any or all of the Technical Information.

7    CONDITIONS PRECEDENT TO CLOSING.

7.1 BUYER'S CONDITIONS. The obligation of Buyer to render performance under this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at Closing) ("BUYER'S CONDITIONS"), which conditions may be waived, or the time for satisfaction thereof extended, by Buyer only in a writing executed by Buyer:

     7.1.1 TITLE. Title Company shall be prepared and irrevocably committed to issue to Buyer an American Land Title Association extended coverage owner's policy of title insurance (Form B)-1970 (expressly deleting any creditor's rights exclusion) in favor of Buyer in an amount equal to the Purchase Price showing indefeasible fee simple title to the Property vested in Buyer, with those endorsements and reinsurance reasonably requested by Buyer, subject only to the Permitted Exceptions (collectively, the "OWNER'S TITLE POLICY").

     7.1.2 SELLER'S DUE PERFORMANCE. All of the representations and warranties of Seller set forth in Section 4 shall be true and correct as of the Closing Date, and Seller, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Seller to be complied with or performed pursuant to the terms of this Agreement, including,

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                                                    102 WITMER ROAD, HORSHAM, PA

          without limitation, the deliveries required to be made by Seller pursuant to Sections 9.1 and 9.3 hereof.

     7.1.3 CONDITION OF PROPERTY. Subject to the provisions of Section 12 below, the condition of the Property shall be substantially the same on the Closing Date as on the Execution Date, except for reasonable wear and tear, any damages due to any act of Buyer or Buyer's representatives and except for changes and alterations performed in accordance with the Consent.

     7.1.4 BANKRUPTCY. No action or proceeding shall have been commenced by or against Seller under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors and no attachment, execution, lien or levy shall have attached to or been issued with respect to the Property or any portion thereof.

     7.1.5 CC&RS ESTOPPEL. Prior to three (3) Business Days before the Closing Date, Buyer shall have received and approved a fully executed original of the CC&Rs Estoppel.

     7.1.6 AUXILIUM LEASE. Auxilium shall not be in default of any of its obligations under the Auxilium Lease and the Auxilium Lease shall be in full force and effect other than due to the acts or omissions of Buyer.

7.2 SELLER'S CONDITIONS. The obligation of Seller to render performance under this Agreement is subject to the following conditions precedent (and conditions concurrent with respect to deliveries to be made by the parties at Closing) ("SELLER'S CONDITIONS"), which conditions may be waived, or the time for satisfaction thereof extended, by Seller only in a writing executed by Seller:

     7.2.1 BUYER'S DUE PERFORMANCE. All of the representations and warranties of Buyer set forth in Section 5 hereof shall be true and correct as of the Closing Date, and Buyer, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Buyer to be complied with or performed pursuant to the terms of this Agreement.

     7.2.2 AUXILIUM LEASE. Buyer shall not be in default of any of its obligations under the Auxilium Lease beyond any applicable notice and cure period.

7.3 FAILURE OF CONDITION PRECEDENT. If any condition precedent to Closing has not been satisfied on or before the Closing Date, then the party whose conditions to Closing have not been satisfied (the "UNSATISFIED PARTY") shall give prompt notice to the other party of the condition or conditions that the Unsatisfied Party asserts are not satisfied. The party whose condition precedent was not satisfied may either waive the unsatisfied condition or conditions by prompt notice to the other party or terminate this Agreement, whereupon neither party shall have any further rights or obligations hereunder (other than any

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                                                    102 WITMER ROAD, HORSHAM, PA

     obligations of either party that expressly survive termination) and the Deposit shall be immediately returned to Buyer, except if such failure of a condition is due to a default or breach by one of the parties of its representations or warranties under this Agreement or of any of its obligations hereunder, in which event the non-defaulting party shall have those rights and remedies set forth in Article 13 (Default). If the transaction contemplated by this Agreement closes, the parties shall be deemed to have waived any and all unmet or unsatisfied conditions, other than any unmet or unsatisfied conditions arising out of a breach by either party of any of its representations and warranties hereunder of which the other party has no knowledge as of Closing.

8    CLOSING.

8.1 CLOSING DATE. Subject to the provisions of this Agreement, the closing (the "CLOSING") shall take place on Tuesday, September 5, 2006, or on such earlier date as the parties hereto may agree (the "CLOSING DATE").

8.2 CLOSING COSTS. Each party shall pay its own costs and expenses arising in connection with the Closing (including, without limitation, its own attorneys' and advisors' fees), except the following costs (the "CLOSING COSTS"), which shall be allocated between the parties as follows:

     8.2.1 Seller shall pay 1/2 of the following: (a) all documentary transfer, stamp, sales and other taxes related to the transfer of the Property,
          (b) Escrow Agent's escrow fees and costs, and (c) all recording fees related to the transfer of ownership of the Property.

     8.2.2 Buyer shall pay 1/2 of the following: (a) all documentary transfer, stamp, sales and other taxes related to the transfer of the Property,
          (b) Escrow Agent's escrow fees and costs, and (c) all recording fees related to the transfer of ownership of the Property. Buyer shall pay all recording fees related to all premiums, costs and fees related to the delivery of the Owner's Title Policy, the cost of the Survey, and the cost of the UCC Search.

9    CLOSING DELIVERIES.

9.1 DELIVERIES BY SELLER TO ESCROW. Not less than 1 Business Day prior to the Closing Date, Seller, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following documents and instruments, each effective as of the Closing Date and executed by Seller, in addition to the other items and payments required by this Agreement to be delivered by
     Seller:

     9.1.1 DEED. The original executed and acknowledged Deed conveying the Property to Buyer or its nominee;

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                                                    102 WITMER ROAD, HORSHAM, PA

     9.1.2 NON-FOREIGN AFFIDAVIT. 2 originals of the Non-Foreign Affidavit in the form of Exhibit H attached hereto, each executed by Seller;

     9.1.3 BILL OF SALE AND ASSIGNMENT. 2 original counterparts of the Bill of Sale and Assignment in the form of Exhibit I attached hereto, each executed by Seller, pursuant to which Seller shall transfer to Buyer all the Personal Property and the Intangible Property, including, without limitation, the Property Documents, in each case free and clear of all liens, mortgages, pledges, security interests, prior assignments, encumbrances and claims of any nature other than the Permitted Exceptions;

     9.1.4 SELLER'S CERTIFICATE. 2 originals of a certificate, in the form of Exhibit G attached hereto (the "SELLER'S CERTIFICATE"), each executed by Seller;

     9.1.5 PROOF OF AUTHORITY. Such proof of Seller's authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Title Company or Buyer; and

     9.1.6 OTHER. Such other documents and instruments, signed and properly acknowledged by Seller, if appropriate, as may be reasonably required by Buyer, Escrow Agent, Title Company, or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transactions contemplated herein (including the issuance of the Owner's Title Policy by the Title Company), including, without limitation, reasonable or customary title affidavits and so-called "gap indemnity" and related agreements.

9.2 DELIVERIES BY BUYER. On or before the Closing, Buyer, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following:

     9.2.1 BALANCE, PRORATIONS & CLOSING COSTS. The balance of the Purchase Price pursuant to Section 2 hereof and Buyer's share of prorations and Closing Costs (as hereinafter defined), as provided in Sections 10 and 8.2, respectively;

     9.2.2 OTHER. Such other documents and instruments, signed and properly acknowledged by Buyer, if appropriate, as may reasonably be required by Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the closing of the transactions contemplated herein.

9.3 DELIVERIES OUTSIDE OF ESCROW. Seller shall deliver possession of the Property to Buyer upon the Closing, free and clear of all tenancies and rights of third parties to occupy or possess all or any part of the Premises. Further, Seller hereby covenants and agrees, at its sole cost and expense, to deliver or cause to be delivered to deliver to Buyer, on or prior to the Closing, the following items:

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                                                    102 WITMER ROAD, HORSHAM, PA

     9.3.1 INTANGIBLE PROPERTY. The original of each document evidencing the Intangible Property or rights to ownership and use thereof including the Approvals if and to the extent in the possession of Seller (but if originals are not in Seller's possession, Seller shall deliver true and complete copies of such documents to the extent such copies exist and are in Seller's possession);

     9.3.2 PERSONAL PROPERTY. The Personal Property, including, without limitation, all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Improvements; provided, however, that Seller shall (a) maintain copies of same as may be required to effectuate the transactions contemplated by the Consent, and (b) deliver the Technical Information to Buyer at the Property; and

     9.3.3 OTHER. Keys, combinations or card keys to all locks and security systems, and such other documents and instruments, as may be reasonably required by Buyer or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transactions contemplated herein.

10   PRORATIONS.

10.1 PRORATIONS.

     10.1.1 INCOME. Rentals, revenues, and other income, if any, from the Property, shall be prorated between Buyer and Seller as of the Closing Date to the extent actually collected.

     10.1.2 INTENTIONALLY OMITTED.

     10.1.3 EXPENSES. Taxes, assessments, improvement bonds, service or other contract fees, utility costs, and other expenses affecting the Property shall be prorated between Buyer and Seller as of the Closing Date to the extent due and payable for any period prior to the Closing. All non-delinquent real estate taxes or assessments on the Property shall be prorated based on the actual current tax bill, but if such tax bill has not yet been received by Seller by the Closing Date or if supplemental taxes are assessed after the Closing for the period prior to the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all taxes, including all supplemental taxes, allocable to the period prior to the Closing and Buyer shall bear all taxes, including all supplemental taxes, allocable to the period from and after the Closing.

     10.1.4 ADJUSTMENTS. If any expenses attributable to the Property and allocable to the period prior to the Closing are discovered or billed after the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Seller shall have borne all expenses allocable to the

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                                                    102 WITMER ROAD, HORSHAM, PA

          period prior to the Closing and Buyer shall bear all expenses allocable to the period from and after the Closing.

     10.1.5 TAX APPEALS. With respect to any property tax appeals or reassessments filed by Seller for tax years prior to the year in which the Closing occurs, Seller shall be entitled to the full amount of any refund or rebate resulting therefrom, and with respect to any property tax appeals or reassessments filed by Seller or Buyer for the tax year in which the Closing occurs, Seller and Buyer shall share the amount of any rebate or refund resulting therefrom (after first paying to Seller or Buyer, as applicable, all costs and expenses incurred by Seller in pursuing such appeal or reassessment) in proportion to their respective periods of ownership of the Property for such tax year;

     10.1.6 GENERALLY. For purposes of calculating prorations, Buyer shall be deemed to be in title to the Property, and therefore entitled to the income and responsible for the expenses, after 12:01 a.m. Eastern Daylight Saving Time. All such prorations shall be made on the basis of the actual number of days of the month which shall have elapsed as of the day of the Closing and based upon the actual number of days in the month and a three hundred sixty-five (365) day year. The provisions of this Section 10 shall survive the Closing for a period of 1 year.

     10.1.7 PARKING LOT RESTRIPING CREDIT. At Closing, Buyer shall receive a credit against the Purchase Price in the amount of $7,200 in connection with the restriping of the parking lot located on the Land.

10.2 PRELIMINARY CLOSING STATEMENT. 10 days prior to the Closing, Escrow Agent shall deliver to each of the parties for their review and approval a preliminary closing statement (the "PRELIMINARY CLOSING STATEMENT") based on an income expense statement prepared by Seller, approved by Buyer, and delivered to Escrow Agent prior to said date, setting forth (i) the proration amounts allocable to each of the parties pursuant to this Section 10 and (ii) the Closing Costs allocable to each of the parties pursuant to
     Section 8.2 hereof. Based on each of the party's comments, if any, regarding the Preliminary Closing Statement, Escrow Agent shall revise the Preliminary Closing Statement and deliver a final, signed version of a closing statement to each of the parties at the Closing (the "CLOSING STATEMENT").

11   ESCROW.

11.1 OPENING OF ESCROW. Promptly following the Execution Date, Buyer and Seller shall each cause a purchase and sale escrow ("ESCROW") to be opened with Escrow Agent by delivery to Escrow Agent of 2 duplicate partially executed originals of this Agreement executed by Seller and Buyer. Upon receipt of such partially executed originals of this Agreement, Escrow Agent shall form 2 duplicate original counterparts of this Agreement and telephonically confirm to Buyer and Seller the date upon which Escrow is opened (the "OPENING OF ESCROW"). On or immediately after the Opening of Escrow, Escrow

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                                                    102 WITMER ROAD, HORSHAM, PA

     Agent shall (a) confirm the same by executing and dating the 3 duplicate original counterparts of this Agreement in the space provided for Escrow Agent, and (b) deliver a fully executed original of this Agreement to each of Seller and Buyer.

11.2 ESCROW INSTRUCTIONS. This Agreement shall constitute escrow instructions to Escrow Agent as well as the agreement of the parties. Escrow Agent is hereby appointed and designated to act as Escrow Agent and instructed to deliver, pursuant to the terms of this Agreement, the documents and funds to be deposited into Escrow as herein provided. The parties hereto shall execute such additional escrow instructions, not inconsistent with this Agreement as determined by counsel for Buyer and Seller, as Escrow Agent shall deem reasonably necessary for its protection, if any (as may be modified by and mutually acceptable to Buyer, Seller and Escrow Agent). In the event of any inconsistency between this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.

11.3 ACTIONS BY ESCROW AGENT. Provided that Escrow Agent shall not have received written notice from Buyer or Seller of the failure of any condition to the Closing or of the termination of the Escrow and this Agreement, when Buyer and Seller have deposited into Escrow the documents and funds required by this Agreement, and Title Company is unconditionally and irrevocably committed to issue the Owner's Title Policy concurrently with the Closing, Escrow Agent shall, in the order and manner herein below indicated, take the following actions:

     11.3.1 FUNDS. Following Title Company's acknowledgment that it is prepared and irrevocably committed to issue the Owner's Title Policy to Buyer, disburse all funds deposited with it by Buyer as follows:

          (a) Pursuant to the Closing Statement, retain for Escrow Agent's own account all escrow fees and costs, disburse to Title Company the fees and expenses incurred in connection with the issuance of the Owner's Title Policy, and disburse to any other persons or entities entitled thereto the amount of any other Closing Costs;

          (b) Disburse to Seller an amount equal to the Purchase Price, less or plus the net debit or credit to Seller by reason of the prorations and allocation of Closing Costs provided for in Sections 10 and 8.2. Seller's portion (as provided in Section 8.2) of the escrow fees, title fees and other Closing Costs shall be paid pursuant to clause (a) above; and

          (c) Disburse to Buyer any remaining funds in the possession of Escrow Agent after payments pursuant to clauses (a) and (b) above have been completed.

     11.3.2 RECORDING. Cause the Deed and any other documents which the parties hereto may mutually direct to be recorded in the Recorder of Deeds Office of

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                                                    102 WITMER ROAD, HORSHAM, PA

     Montgomery County, Pennsylvania and obtain conformed copies thereof for distribution to Buyer and Seller.

     11.3.3 OWNER'S TITLE POLICY. Cause Title Company to issue the Owner's Title Policy to Buyer.

     11.3.4 DELIVERY OF DOCUMENTS. Deliver to Buyer and Seller one original of each of all documents deposited into Escrow, other than the Deed and any other recorded documents.

11.4 CONFLICTING DEMANDS. Upon receipt of a written demand for the Deposit (a "DEPOSIT DEMAND") by Seller or Buyer (the "DEMANDING PARTY"), Escrow Agent shall promptly send a copy of such Deposit Demand to the other party (the "NON-DEMANDING PARTY"). Except in connection with the timely delivery of a Due Diligence Termination Notice (in which event the Deposit shall be immediately returned to Buyer), Escrow Agent shall hold the Deposit for 5 Business Days from the date of delivery by Escrow Agent of the Deposit Demand to the non-demanding party ("OBJECTION PERIOD") or until Escrow Agent receives a confirming instruction from the non-demanding party. In the event the non-demanding party delivers to Escrow Agent written objection to the release of the Deposit to the demanding party (an "OBJECTION NOTICE") within the Objection Period (which Objection Notice shall set forth the basis under this Agreement for objecting to the release of the Deposit), Escrow Agent shall promptly send a copy of the Objection Notice to the demanding party. In the event of any dispute between the parties regarding the release of the Deposit, Escrow Agent, in its good faith business judgment, may disregard all inconsistent instructions received from either party and may either (a) hold the Deposit until the dispute is mutually resolved and Escrow Agent is advised of such mutual resolution in writing by both Seller and Buyer, or Escrow Agent is otherwise instructed by a final non-appealable judgment of a court of competent jurisdiction, or (b) deposit the Deposit with a court of competent jurisdiction by an action of interpleader (whereupon Escrow Agent shall be released and relieved of any further liability or obligations hereunder from and after the date of such deposit). In the event Escrow Agent shall in good faith be uncertain as to its duties or obligations hereunder or shall receive conflicting instructions, claims or demands from the parties hereto (expressly excluding however a conflicting demand given by Seller after Buyer has delivered a Due Diligence Termination Notice and demand for the Deposit), Escrow Agent shall promptly notify both parties in writing and thereafter Escrow Agent shall be entitled (but not obligated) to refrain from taking any action other than to keep safely the Deposit until Escrow Agent shall receive a joint instruction from both parties clarifying Escrow Agent's uncertainty or resolving such conflicting instructions, claims or demands, or until a final non-appealable judgment of a court of competent jurisdiction instructs Escrow Agent to act.

11.5 REAL ESTATE REPORTING PERSON. Escrow Agent is designated the "real estate reporting person" for purposes of section 6045 of title 26 of the United States Code and Treasury

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                                                    102 WITMER ROAD, HORSHAM, PA

     Regulation 1.6045-4 and any instructions or settlement statement prepared by Escrow Agent shall so provide. Upon the consummation of the transaction contemplated by this Agreement, Escrow Agent shall file Form 1099 information return and send the statement to Seller as required under the aforementioned statute and regulation.

11.6 DESTRUCTION OF DOCUMENTS; SURVIVAL. Escrow Agent is hereby authorized to destroy or otherwise dispose of any and all documents, papers, instructions and other material concerning the Escrow at the expiration of 6 years from the later of (a) the Closing, (b) the final disbursement of any funds maintained in Escrow after the Closing, or (c) the final release of the Deposit following the termination of this Agreement. The provisions of this
     Section 11 shall survive the Closing or earlier termination of this Agreement until Escrow Agent's duties and obligations hereunder are fully and finally discharged.

12   RISK OF LOSS.

12.1 CONDEMNATION. If, prior to the Closing Date, all or any portion of the Property is taken by condemnation or eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement by delivering written notice to Seller not later than 30 days after delivery of such notice from Seller. Upon such termination, Escrow Agent shall immediately return the Deposit to Buyer and neither party shall have any further rights or obligations hereunder, other than pursuant to any provision hereof which expressly survives the termination of this Agreement. If Buyer does not elect to terminate this Agreement, Seller shall not compromise, settle or adjust any award without Buyer's prior written consent (which consent may be withheld in Buyer's sole and absolute discretion). At the Closing, Seller shall assign and turn over to Buyer, and Buyer shall be entitled to receive and keep all awards for such taking or pending or contemplated taking.

12.2 CASUALTY.

     12.2.1 MAINTAIN INSURANCE. Seller shall maintain in effect until the Closing Date the insurance policies (or like policies) now in effect with respect to the Property.

     12.2.2 MINIMAL DAMAGE. If prior to the Closing Date any portion of the Property is damaged or destroyed by fire or other casualty, and the cost of repair or restoration thereof shall be $1,000,000 or less (as established by good faith estimate obtained by Seller), this Agreement shall remain in force.

     12.2.3 SUBSTANTIAL DAMAGE. If prior to the Closing Date any portion of the Property is damaged or destroyed by fire or other casualty, and the cost of repair or restoration thereof shall be more than $1,000,000 (as established by good faith estimates obtained by Seller), or such fire or casualty allows Auxilium to terminate the Auxilium Lease, Buyer may within fifteen (15) days after receipt of notice ("DAMAGE NOTICE") of said damage or destruction, terminate this

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                                                    102 WITMER ROAD, HORSHAM, PA

          Agreement by giving written notice thereof to Seller, and if this Agreement is so terminated, then the Deposit shall be immediately refunded to Buyer, and thereafter neither party shall have any further liability hereunder. If Buyer does not elect to terminate this Agreement as provided herein, this Agreement shall remain in full force and effect, and the provisions of Section 12.2.4 (Closing After Minimal or Substantial Damage) shall apply.

     12.2.4 CLOSING AFTER MINIMAL OR SUBSTANTIAL DAMAGE. So long as this Agreement shall remain in force under Section 12.2.2 (Minimal Damage) or 12.2.3 (Substantial Damage), then all proceeds of insurance collected prior to Closing, plus the amount of deductible under Seller's insurance policy, shall be credited to Buyer against the Purchase Price payable by Buyer at Closing, and all unpaid claims and rights in connection with losses shall be assigned to Buyer at Closing and the parties shall proceed to Closing without any adjustment in the Purchase Price.

13   DEFAULT.

13.1 DEFAULT BY BUYER. Buyer recognizes that if the purchase and sale contemplated by this Agreement is not consummated because of Buyer's default and Seller is otherwise ready, willing, able to perform its obligations under this Agreement, Seller shall be entitled to compensation for such detriment. Seller and Buyer acknowledge that it is extremely difficult and impracticable to ascertain the extent of the detriment, and to avoid this problem, Seller and Buyer agree that if the purchase and sale contemplated by this Agreement is not consummated because of Buyer's default under this Agreement, which default is not cured within 5 days after the date of receipt of a notice from Seller identifying the default, then Seller shall be entitled to retain the Deposit as liquidated damages and as Seller's sole and exclusive remedy. The parties agree that the sum stated above as liquidated damages shall be in lieu of all other relief to which Seller might otherwise be entitled, Seller hereby specifically waiving any and all rights that it may have to damages or specific performance as a result of Buyer's default under this Agreement.

13.2 DEFAULT BY SELLER. In the event that any of Seller's representations, warranties or covenants contained in this Agreement are untrue or if Seller shall have failed to have performed any of the covenants and/or agreements contained in this Agreement that are to be performed by Seller, on or before the date set forth in this Agreement for the performance thereof and Buyer is otherwise ready, willing, able to perform its obligations under this Agreement, which default is not cured within 5 days after the date of receipt of a notice from Buyer identifying the default, Buyer may, at its option, rescind this Agreement by giving written notice of such rescission to Seller and Seller shall cause the Escrow Agent to immediately thereafter return the Deposit to Buyer, Seller shall reimburse Buyer for all of Buyer's out-of-pocket costs and expenses in an aggregate amount not to exceed $100,000 incurred in connection with the transaction contemplated

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                                                    102 WITMER ROAD, HORSHAM, PA

     by this Agreement (including, but not limited to, costs incurred to negotiate the Auxilium Lease), and thereupon the parties shall have no further liability to each other hereunder. In the alternative, Buyer may seek to enforce specific performance of this Agreement. As a condition precedent to Buyer exercising any right it may have to specific performance of this Agreement, Buyer must commence such an action enforcing such right within ninety (90) days after the originally scheduled Closing Date (but Buyer shall have no obligation to maintain its Closing funds on deposit with the Escrow Agent). Buyer agrees that its failure to timely commence such an action for specific performance within such ninety (90) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property within such ninety (90) day period. If Seller takes any action intended, designed, or calculated to make the remedy of specific performance unavailable to Buyer or frustrate, hinder, or delay Buyer's efforts to obtain specific performance or render such remedy meaningless or of little or no value to Buyer other than Seller's defense of any such action commenced by Buyer in a court of law, Seller shall pay to Buyer an amount equal to all damages sustained by Buyer as a result of such action.

14   BROKERS.

     Seller and Buyer each hereby represent, warrant to and covenant to each other that it has not dealt with any third party other than Trammell Crow Company ("BROKER") in a manner which would obligate the other to pay any brokerage commission, finder's fee or other compensation due or payable with respect to the transaction contemplated hereby other than a commission to be paid to Broker pursuant to a separate agreement, which shall be paid by Seller only upon the Closing of the purchase and sale contemplated hereby. Seller hereby indemnifies and agrees to protect, defend and hold Buyer harmless from and against any and all claims, losses, damages, costs and expenses (including attorneys' fees, charges and disbursements) incurred by Buyer by reason of any breach or inaccuracy of the representation, warranty and agreement of Seller contained in this Section 14. Buyer hereby indemnifies and agrees to protect, defend and hold Seller harmless from and against any and all claims, losses, damages, costs and expenses (including attorneys' fees, charges and disbursements) incurred by Seller by reason of any breach or inaccuracy of the representation, warranty and agreement of Buyer contained in this Section 14. The provisions of this Section 14 shall survive the Closing or earlier termination of this Agreement.

15   CONFIDENTIALITY.

15.1 BUYER. All "CONFIDENTIAL INFORMATION" (defined below) that Seller, its representatives, consultants, counsel, directors, officers, employees, and agents (each, a "REPRESENTATIVE," and collectively, the "REPRESENTATIVES") furnishes to any of Buyer and its Representatives (including, but not limited to, any such information furnished before the date of this Agreement) shall be used solely in connection with the transaction contemplated by this Agreement ("STATED PURPOSE") and not for any other purpose.

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                                                    102 WITMER ROAD, HORSHAM, PA

     Buyer shall ensure that all Confidential Information is kept confidential, provided that such information may be disclosed by Buyer to those Representatives of Buyer who have a need to know such information in connection with the Stated Purpose, are informed by Buyer of the confidential nature of such information and of the confidentiality undertakings of Buyer contained herein, and are bound to Buyer by a like obligation of confidentiality and restriction on use. Buyer shall be responsible for any breach of this Agreement by its Representatives.

     15.1.1 For purposes of this Section 15.1, "CONFIDENTIAL INFORMATION" means any of Seller's proprietary or confidential information, technical data, trade secrets, or know-how, including, but not limited to, research, product plans, products, service plans, services, customer lists and customers, markets, software, developments, inventions, processes, formulas, technology, processes, designs, drawings, engineering, marketing, distribution and sales methods and systems, sales and profit figures, finances and other related business information disclosed to Buyer by or on behalf of Seller, either directly or indirectly, in writing, orally or by drawings or inspection of documents or other tangible property. However, Confidential Information does not include any of the foregoing items that: (a) is now, or in the future becomes, public knowledge other than through the acts or omissions of Buyer; (b) is required to be disclosed pursuant to applicable Laws; provided, however, that Buyer shall promptly advise Seller of its notice of any such Laws; (c) Buyer can demonstrate by written records was previously known by it; (d) is received by Buyer from another person or entity who is under no obligation of confidentiality to Seller to keep the same confidential; or (e) relate solely to the Property and/or the condition thereof that is disclosed to Auxilium as part of Auxilium's due diligence of the Property in connection with the negotiation and execution of the Auxilium Lease. Nothing in this Agreement shall prohibit, limit, restrict, or qualify Buyer's right to publicize in any medium the purchase and sale of the Property.

     15.1.2 Neither Buyer nor its Representatives shall, without Seller's prior written consent, disclose to any person or entity (other than the persons employed by Buyer and its Representatives who are actively and directly participating in the Stated Purpose) any information about Buyer's discussions regarding the Stated Purpose or the terms, conditions, or other facts relating thereto, including the fact that discussions are taking place with respect thereto or the status thereof, or the fact that the Confidential Information has been made available to Buyer, except to the extent that such disclosure is required by applicable Laws; provided, however, that (a) Buyer shall promptly advise Seller of its notice of any such Laws, and (b) from and after the Closing Date, Buyer shall have the right in connection with its ownership, management, operation, and leasing activities to disclose to others without notice to Seller and without Seller's consent that portion of the Confidential Information, if any, relating to the Real Property, the Personal Property, and the Intangible Property.

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                                                    102 WITMER ROAD, HORSHAM, PA

     15.1.3 If Closing does not occur under this Agreement, Buyer shall promptly deliver to Seller all Confidential Information, in whatever medium, including any and all copies thereof, and shall cause all summaries or synopses thereof to be destroyed. Upon receipt of a written request from Seller, such destruction shall be confirmed in writing by Buyer to Seller. The provisions of this Agreement shall survive the termination of this Agreement, such return of Confidential Information, and such destruction of summaries and synopses thereof.

     15.1.4 Except as otherwise provided in this Agreement, Buyer understands and acknowledges that neither Seller nor any of its Representatives is making any representation or warranty as to the accuracy or completeness of any Confidential Information. Neither Seller, its affiliates nor any of its respective officers, directors, employees, agents, or controlling persons within the meaning of Section 20 of the Securities Exchange Act of 1934, shall have any liability to Buyer or any of its Representatives relating to or arising from the use of the Confidential Information.

     15.1.5 Buyer hereby acknowledges that it is aware (and, if applicable, that its Representatives who are apprised of this matter have been advised) that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

     15.1.6 Neither the execution of this Agreement nor the furnishing of any Confidential Information hereunder shall be construed as granting, either expressly or by implication, estoppel or otherwise, any license under or title to any invention or patent now or hereafter owned or controlled by Seller.

     15.1.7 Buyer agrees that it would be impossible or inadequate to measure and calculate Seller's damages from any breach of the covenants set forth in this Section 15.1. Accordingly, Buyer agrees that if it breaches any of such covenants, Seller will have available, in addition to any other right or remedy available, the right to seek an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Section 15.1. Buyer further agrees that no bond or other security shall be required in obtaining such equitable relief and each party hereby consents to the issuance of such injunction and to the ordering of specific performance.

15.2 SELLER. Seller agrees that both prior to and after the Closing, except as otherwise provided herein (including the Estoppel Certificates) or required by law, and except for the exercise by Seller of any remedy hereunder, Seller shall (a) keep confidential the pendency of this transaction with Buyer, the terms and conditions contained in the

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     Agreement and the identity of Buyer and the relationship between Buyer and the entity to which Buyer may assign this Agreement or which Buyer designates as the party to whom Seller shall convey the Property at the Closing, and (b) disclose such information only to Seller's agents, employees, contractors, consultants or attorneys, as well as Tenants and title company personnel, with a need to know such information in connection with effecting this transaction, provided that Seller shall inform all such persons receiving such confidential information from Seller of the confidentiality requirement and (to the extent within Seller's control) cause such confidence to be maintained. Disclosure of the pendency of this transaction by Seller shall not be prohibited if that disclosure is of information that is or becomes a matter of public record or public knowledge as a result of the Closing of this transaction or from sources other than Seller or its agents, employees, contractors, consultants or attorneys.

15.3 JUNE 8, 2006 CONFIDENTIALITY AGREEMENT. The provisions of this Section 15 supersede, replace, and terminate the Confidentiality Agreement dated June 8, 2006 between Seller and Buyer.

16   INTENTIONALLY DELETED.

17   MISCELLANEOUS PROVISIONS.

17.1 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its principles of conflicts of law.

17.2 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules attached hereto, constitutes the entire agreement between Buyer and Seller pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith. Without limiting the foregoing, upon the Execution Date, that certain Letter of Intent dated as of July 12, 2006, between Buyer and Seller, shall terminate and be of no further force or effect.

17.3 MODIFICATIONS; WAIVER. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

17.4 NOTICES. All notices, consents, requests, reports, demands or other communications hereunder (collectively, "NOTICES") shall be in writing and may be given personally, by reputable overnight delivery service or by facsimile transmission (with in the case of a

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     facsimile transmission, confirmation by reputable overnight delivery service) to each of the parties at the following addresses:

     To Buyer:        ARE-PA Region No. 6, LLC
                      c/o Alexandria Real Estate Equities, Inc.
                      385 E. Colorado Blvd., Suite 299
                      Pasadena, California 91101
                      Attention: Corporate Secretary
                                 Re: 102 Witmer Road
                      Telephone: (626) 578-0777
                      Facsimile: (626) 578-0770

     With A Copy To:  Kevin L. Shepherd, Esquire
                      Venable LLP
                      Suite 1800, Two Hopkins Plaza
                      Baltimore, Maryland 21201-2978
                      Telephone: (410) 244-7772
                      Facsimile: (410) 244-7742

     To Seller:       Neose Technologies, Inc.
                      Attention: Mr. A. Brian Davis
                                Senior Vice President and
                                Chief Financial Officer

                      Neose Technologies, Inc.
                      102 Witmer Road
                      Horsham. Pennsylvania 19044
                      Telephone: (215) 315-9020
                      Facsimile: (215) 441-5112

     With a Copy To:  Matthew J. Swett, Esquire
                      Pepper Hamilton LLP
                      3000 Two Logan Square
                      Eighteenth and Arch Streets
                      Philadelphia, Pennsylvania 19103
                      Telephone: (215) 981-4788
                      Facsimile: (215) 689-4539

     To Escrow Agent: Chicago Title Insurance Company
                      Attention: Ms. Amy D. Hiraheta
                                 Assistant Vice President,
                                 Senior National Title
                                 Coordinator

                      700 South Flower Street, Suite 800
                      Los Angeles, California 90017
                      Telephone: (213) 488-4373
                      Facsimile: (213) 488-4380

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     or to such other address or such other person as the addressee party shall have last designated by written notice to the other party. Notices given by facsimile transmission shall be deemed to be delivered as of the date and time when transmission and receipt of such facsimile is when confirmed; and all other Notices shall have been deemed to have been delivered on the date of delivery or refusal.

17.5 EXPENSES. Subject to the allocation of Closing Costs provided in Section
     8.2 hereof, whether or not the transactions contemplated by this Agreement shall be consummated, all fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.

17.6 ASSIGNMENT.

     17.6.1 SELLER'S RIGHT TO ASSIGN. Seller shall not have the right, power, or authority to assign, pledge or mortgage this Agreement or any portion of this Agreement, or to delegate any duties or obligations arising under this Agreement, voluntarily, involuntarily, or by operation of law.

     17.6.2 BUYER'S RIGHT TO ASSIGN. Upon delivery of written notice to Seller and Escrow Agent, Buyer shall have the right, power, and authority to assign this Agreement or to delegate any duties or obligations arising under this Agreement, voluntarily, involuntarily or by operation of law, to any affiliate of Buyer. Upon such assignment, Buyer shall be relieved of all obligations under this Agreement and the Escrow.

17.7 SEVERABILITY. Any provision or part of this Agreement which is invalid or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

17.8 SUCCESSORS AND ASSIGNS; THIRD PARTIES. Subject to and without waiver of the provisions of Section 17.6 hereof, all of the rights, duties, benefits, liabilities and obligations of the parties shall inure to the benefit of, and be binding upon, their respective successors and assigns. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

17.9 COUNTERPARTS. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

17.10 HEADINGS. The section headings of this Agreement are for convenience of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

17.11 TIME OF THE ESSENCE. Time shall be of the essence with respect to all matters contemplated by this Agreement.

17.12 FURTHER ASSISTANCE. In addition to the actions recited herein and contemplated to be performed, executed, and/or delivered by Seller and Buyer, Seller and Buyer agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all such further acts, instruments, deeds and assurances as may be reasonably required to consummate the transactions contemplated hereby.

17.13 NUMBER AND GENDER. Whenever the singular number is used, and when required by the context, the same includes the plural, and the masculine gender includes the feminine and neuter genders.

17.14 CONSTRUCTION. This Agreement shall not be construed more strictly against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

17.15 POST-CLOSING ACCESS TO RECORDS. Upon receipt by Seller of Buyer's reasonable written request at anytime and from time to time within a period of 2 years after the Closing, Seller shall make available to Buyer and its accountants and designees, for inspection and copying during normal business hours and at Buyer's sole cost and expense, (i) all accounting records relating to the Property for the calendar year period ended December 31, 2005, and for the period from January 1, 2006 through the Closing Date, including, without limitation, all general ledgers, cash receipts, canceled checks and other accounting documents or information reasonably requested by Buyer and related to the Property, and (ii) all other records related to the Property, in either case whether in the possession or control of Seller or Seller's manager, asset manager or other agent.

17.16 EXHIBITS. All exhibits attached hereto are hereby incorporated by reference as though set out in full herein.

17.17 ATTORNEYS' FEES. If any action is brought by either party against the other party, relating to or arising out of this Agreement, the transaction described herein or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of this Agreement, the term "ATTORNEYS' FEES" or "ATTORNEYS' FEES AND COSTS" shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     fees incurred in connection with the enforcement or collection of any judgment obtained in any such proceeding. The provisions of this Section shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

17.18 BUSINESS DAYS. As used herein, the term "BUSINESS DAY" shall mean a day that is not a Saturday, Sunday or legal holiday. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday under the laws of the Commonwealth of Pennsylvania or the State of California, the date for performance thereof shall be extended to the next Business Day.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.]

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        BUYER: ARE-PA REGION NO. 6, LLC,
                                               a Delaware limited liability
                                               company

                                        By: Alexandria Real Estate Equities,
                                            L.P., a Delaware limited
                                            partnership, its managing member

                                        By: ARE-QRS CORP.,
                                            a Maryland corporation, general
                                            partner


Execution Date: September 1, 2006       By: /s/ Jennifer J. Pappas
                                            ------------------------------------
                                        Its: Vice President and Assistant
                                             Secretary
                                             -----------------------------------

SELLER:                                 NEOSE TECHNOLOGIES, INC.,
                                        a Delaware corporation


Execution Date: September 1, 2006       By: /s/ George J. Vergis, Ph.D.
                                            ------------------------------------
                                        Name: George J. Vergis, Ph.D.
                                              ----------------------------------
                                        Its: President and CEO
                                             -----------------------------------

ESCROW AGENT:

The undersigned Escrow Agent accepts the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Agent under this Agreement in strict accordance with its terms.

CHICAGO TITLE INSURANCE COMPANY         Date: September 1, 2006


By: /s/ Gus Aguilar
    ---------------------------------
Name: Gus Aguilar
      -------------------------------
Its: AVP and Senior Escrow Officer
     --------------------------------

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Metes and Bounds description of Unit 30, Block 60A, APN # 36-00-11954-016, lands now or formerly Neose Technologies, Inc., Horsham Township, Montgomery County, Commonwealth of Pennsylvania as described on the ALTA/ACSM Land Title Survey prepared by Control Point Associates, Inc., dated August 8, 2006, File No. CP97002.02 as follows:

BEGINNING at a concrete monument along the Northeasterly legal right-of-way of Witmer Road (a.k.a. T-405, 60.00 feet wide right-of-way), at its intersection with the dividing line between Unit 30, Block 60A, APN #36-00-11954-016, Lands now or formerly Neose Technologies, Inc., and Unit 1, Block 60A, APN #36-00-11954-025, Lands now or formerly Liberty Property Limited Partnership, and from said point of beginning running, thence;

1. along the northeasterly legal right-of-way line of Witmer Road, North 23 degrees 42 minutes 10 seconds West, a distance of 376.11 feet to a point, thence;

2. along the dividing line between Unit 30, Block 60A, APN # 36-00-11954-016, and Unit 29, Block 60A, APN # 36-00-11954-007, Lands now or formerly Liberty Property Limited Partnership, North 44 degrees 49 minutes 22 seconds East, a distance of 428.99 feet to a railroad spike, thence;

3. along the dividing line between Unit 30, Block 60A, APN # 36-00-11954-016 and Unit 22, Block 60A, APN # 36-00-10235-052, Lands now or formerly Liberty Property Limited Partnership, South 45 degrees 10 minutes 38 seconds East, a distance of 350.00 feet to a concrete monument;


4. along the dividing line between Unit 30, Block 60A, APN #36-00-11954-016 and Unit 1, Block 60A, APN # 35-00-11954-025, South 44 degrees 49 minutes 22 seconds West, a distance of 566.68 feet to a concrete monument on the northeasterly legal right-of-way of Witmer Road and the point and place of beginning.

Containing 174,242 square feet or 4.000 acres, more or less.

TOGETHER WITH easements as set forth in Easement Agreement between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Neose Technologies, Inc., a Delaware corporation, dated January 24, 2002 and recorded January 30, 2002 in the Office of the Recorder of Deeds in and for the County of Montgomery, Pennsylvania in Deed Book 5393 at Page 2346.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT B

                           PERSONAL PROPERTY INVENTORY

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are ALEXANDRIA,
                                        registered trademarks of Alexandria Real
                                        Estate Equities, Inc.

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
1a      2,203  AE-5048       01425     5/31/2005  GE Infrastructure Sensing
1a        N/A  AU-1000                            GETINGE
1a      1,535  BSC-1000      01005     8/11/2003  Thermo Forma
1a      1,534  BSC-1001      00630     8/11/2003  Thermo Forma
1a      1,944  BSC-1002      01258     7/31/2004  Thermo Forma
1a      1,945  BSC-1003      01322     7/31/2004  Thermo Forma
1a      1,119  BSC-2000      00695     1/31/2002  ThermoForma
1a      1,117  BSC-2700      00696     1/31/2002  ThermoForma
1a      1,116  BSC-3000      00697     1/31/2002  ThermoForma
1a      1,120  BSC-304       00694     1/31/2002  ThermoForma
1a      1,115  BSC-3700      00698     1/31/2002  ThermoForma
1a      1,521  DW-0001       00621     7/11/2003  Lancer USA Inc
1a      1,522  DW-0002       00622     7/11/2003  Lancer USA Inc
1a        530  H-0003        00962                Labconco
1a        N/A  H-0004                             6 Foot
1a        N/A  H-0005                             6 Foot
1a        N/A  H-0007                             Labconco, 4 Foot
1a        N/A  H-0010                             Labconco
1a        N/A  H-0011                             Labconco
1a        693  H-1009        00146     2/29/2000  ThermoQuest
1a        682  ML-03         00127     1/28/2000  FTS Kinetics
1a      1,450  PK-1850       00560      1/1/2003  Techniserv
1a      1,448  PK-1910       00561      1/1/2003  Steris
1a      1,451  PK-1950       00556      1/1/2003  Techniserv
1a        N/A  PN-01         n/a                  Process Network
1a        N/A  RP-1720                            Fristam Pump
1a        N/A  RP-1990       N/A                  Fristam Pump
1a      1,449  ST-1910       00553      1/1/2003  Steris
1a        N/A  Z-100                              1-Tank, w/ HX & 2 Pumps
1a        N/A  Z-101                              1-Tank, w/ HX & 2 Pumps



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
1a     Kaye Validator 2000                           Trailer                 504030
1a     AUTOCLAVE/STERILIZER                          413                     #N/A
1a     Bio Safe Cabinet-4 ft.                        Pilot Plant - Rm 361    100902-3088
1a     Bio Safe Cabinet-4 ft.                        Pilot Plant - Rm 362    100902-3085
1a     Bio Safety Cabinet-4ft                        PP 169A                 101603-03865
1a     Bio Safety Cabinet-4ft                        PP - Rm 358             101603-03866
1a     6ft Bio Safety Cabinet                        PP- Room 316            0
1a     6ft Bio Safety Cabinet                        Room 324                22539
1a     6ft Bio Safety Cabinet                        PP Room 335             0
1a     4ft Bio Safety Cabinet                        Room 304                22536 2070
1a     6ft Bio Safety Cabinet                        Room 341                22539
1a     Glassware washing machine                     Common Area 413         3E042738
1a     Glassware washing machine                     Common Area 413         3E042737
1a     Fisher Scientific-BioHood 6 ft Purif-6        Lab 9                   0
1a     Biosafety Cabinet                             Lab 1                   #N/A
1a     Biosafety Cabinet                             Lab 1                   #N/A
1a     Biosafety Cabinet                             Lab 10                  #N/A
1a     BIOLOGICAL SAFETY CABINET                     Lab 8                   010615620G
1a     BIOLOGICAL SAFETY CABINET                     Lab 8                   010615613G
1a     Bio Safe Cabinet                              WR LAB 4 ROOM 132       23855-339
1a     Lyostar, LS 00013a (lyophilizer)              Rm 304                  Neose # ML-003
1a     CIP System                                    utility rm              PK1850
1a     Clean Steam Generator                         Utility rm              COA41480/PK1910
1a     SIP System                                    PP 318                  0
1a     Plant SCADA Network, Domain Server,           327
1a     3 hp, 1750 rpm, 60+ gpm                       308                     none
1a     3 hp, 1750 rpm, 60+ gpm                       322                     none
1a     Autoclave                                     Rm #321                 0
1a     Portable CIP skid                             171                     2005059
1a     Portable CIP skid                             Rock Road               1054701

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
1a        N/A  Z-1046                             Gas Cylinders, Auto Change-
1a        N/A  Z-1049                             O2 Deward, Auto Change-over
2a        N/A  AG-1020
2a      1,860  AG-1600       00506      1/1/2003  Lightnin
2a      1,500  AG-1700       00504      1/1/2003  Lightnin
2a        N/A  AG-2000
2a        N/A  AG-2001
2a        N/A  AG-2002
2a        N/A  AG-2003
2a      1,580  CF-1009       00759    10/23/2003  Separation Equipment
2a      2,176  CF-1012       01429      3/3/2005  Block Scientific
2a      1,445  CF-2500       00524      1/1/2003  Alfa Laval
2a      1,595  CF-2700       00776    10/31/2003  Alfa Laval
2a      1,446  CF-3500       00541      1/1/2003  Alfa Laval
2a        N/A  F-803                              10" diam, 38.5" High
2a        N/A  FH-1001                            CUNO
2a        N/A  FH-1002                            16" diam
2a        N/A  FH-1004                            12" diam
2a        N/A  FH-1007                            12" diam
2a        N/A  FH-1009       N/A                  8" Diam x 27" High
2a      1,453  P-2450        00527      1/1/2003  APV USA
2a      1,461  P-2450        00529      1/1/2003  Allegheny Bradford
2a        N/A  R-100
2a        N/A  R-105
2a        N/A  R-200                              1250L, jacketed, agitated
2a      1,456  R-2100        00515      1/1/2003  B. Braun Biotech
2a      1,455  R-2200        00516      1/1/2003  B. Braun Biotech
2a      1,457  R-2300        00519      1/1/2003  B. Braun Biotech
2a      1,459  R-3100        00532      1/1/2003  B. Braun Biotech
2a      1,458  R-3200        00535      1/1/2003  B. Braun Biotech



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
1a     Oxygen System                                 Outside                 n/a
1a     Liquid Oxygen Skid                            Outside                 n/a
2a     High Shear Agitator                           Portable                #N/A
2a     Mixer Attachments-see sys 1500 & 1859         PP 309                  R0237425501 & 401
2a     Mixer Attachments-see sys 1859 & 1860         PP 308                  R0237425501 & 401
2a     Mix Tank Agitator                             362                     #N/A
2a     Lightnin Agitator                             Portable                #N/A
2a     Lightnin Agitator                             Portable                #N/A
2a     Lightnin Agitator                             Portable                #N/A
2a     Sorvall RC-3C Plus w/H6000A Rotor             Pilot Plant - Rm 320    9500399
2a     Sorvall RC-3C Plus centrifuge w/6x1 L roto    PP RM 362               0
2a     Centrifuge #1-GMP Facility-CF2500             PP RM 326               7217 / 7219/4115645
2a     LAPX 404                                      PP ROOM 320             4126585
2a     Centrifuge #2-GMP Facility -CF3500            PP 339                  7218/7220/4115482
2a     Meissner Filter Housing                       Portable                1627
2a     filter housing                                Lab 5                   #N/A
2a     CUNO Depth Filter                             Portable                #N/A
2a     CUNO Depth Filter                             Portable                #N/A
2a     CUNO Depth Filter                             Portable                #N/A
2a     20" Millipore Filter housing                  167                     5072
2a     Homogenizer                                   PP 326                  1-01-302
2a     Cooling Exchanger                             PP 326                  2783880
2a     1L reactor                                    168                     WA42401397
2a     4L reactor                                    168                     WA42401397
2a     Reactor                                       302                     none
2a     20L Fermenter R2100                           PP ROOM 320             1654-15A
2a     200L Fermenter-R2200                          PP 320                  1655-200A
2a     2000L Fermenter-R2300                         PP 320                  1656-2000A
2a     20L Fermenter R3100                           PP 337                  1567-15A
2a     200L Fermenter-R3200                          PP RM 337               1658-200A

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
2a      1,454  R-3300        00536      1/1/2003  B. Braun Biotech
2a        N/A  R-500                              300L, jacketed, agitated
2a       1753  SI-0004       00964                New Brunswick
2a      1,106  SI-0010       00304     1/17/2002  B. Braun Biotech
2a      1,854  SI-0011       00305     1/17/2002  B. Braun Biotech
2a      1,855  SI-0012       00306     1/17/2002  B. Braun Biotech
2a      1,022  SI-0015       00568     9/27/2001  B. Braun Biotech
2a      1,869  SI-0018       00751    10/15/2003  B. Braun Biotech
2a      1,575  SI-0019       01080    10/15/2003  B. Braun Biotech
2a      1,475  TK-1430       00549      1/1/2003  Allegheny Bradford
2a      1,479  TK-1510       00554      1/1/2003  Allegheny Bradford
2a      1,471  TK-1515       00545      1/1/2003  Allegheny Bradford
2a      1,470  TK-1520       00544      1/1/2003  Allegheny Bradford
2a      1,473  TK-1525       00547      1/1/2003  Allegheny Bradford
2a      1,466  TK-1550       00514      1/1/2003  Allegheny Bradford
2a      1,474  TK-1555       00548      1/1/2003  Allegheny Bradford
2a      1,472  TK-1560       00546      1/1/2003  Allegheny Bradford
2a      1,478  TK-1565       00552      1/1/2003  Allegheny Bradford
2a      1,463  TK-1600       00507      1/1/2003  Allegheny Bradford
2a      1,462  TK-1700       00505      1/1/2003  Allegheny Bradford
2a        N/A  TK-2001
2a        N/A  TK-2002
2a        N/A  TK-202                             STAINLESS FABRICATION
2a        N/A  TK-203                             3000L, jacketed, agitated
2a      1,467  TK-2400       00522      1/1/2003  Allegheny Bradford
2a      1,468  TK-2600       00528      1/1/2003  Allegheny Bradford
2a      1,469  TK-3400       00537      1/1/2003  Allegheny Bradford
2a        N/A  TK-5004
2a        N/A  TK-502                             500L, jacketed, agitated
2a        N/A  TK-503                             1000L, jacketed, agitated



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
2a     2000L Fermenter-R3300                         PP RM 337               1659-2000A
2a     Reactor                                       302                     n/a
2a     Fisher-(2) shakers model C-25KC incubat       Lab 5                   lab1-890265684
2a     Incubating Shaking Cabinets- (3 of the        COMMON AREA 413         2208012500274
2a     Incubating Shaking Cabinets- (3 of the        COMMON AREA 413         108012500283
2a     Incubating Shaking Cabinets- (3 of the        COMMON AREA 413
2a     Incubating Shaking Cabinet                    PP-rm 316               409012500280
2a     Certomat IS benchtop incubating shaker        Rm 361 - PP             00101/03, 00102/03
2a     Certomat IS benchtop incubating shaker        PP Rm 362,              00101/03, 00102/03
2a     Portable Tank-TK 1430                         PP ROOM 302             8689-4-2-1
2a     Portable Tank TK-1510                         PP 312                  2479785
2a     Portable Tank TK-1515                         PP ROOM 312             2479786
2a     Portable Tank-TK 1520                         PP 312                  2479694
2a     Portable Tank-TK 1525                         pp room 312             2479695
2a     Portable Tank TK-1550                         PP 312                  8689-4-2-2
2a     Portable Tank TK-1555                         PP MOBILE               8689-4-2-3
2a     Portable Tank TK-1560                         PP 312                  8689-4-3-1
2a     Portable Tank-TK 1565                         PP 322                  8689-4-3-2
2a     Portable Tank TK-1600                         PP ROOM 307             2479665
2a     Portable Tank-1700, 200L Atmospheric Ve       PP 308                  2479634
2a     Mixtainer                                     Portable                none
2a     Mixtainer                                     Portable                none
2a     HOLDING TANK                                  Lab 5                   3822
2a     Reactor                                       171                     3822
2a     Tank-TK2400                                   PP 320                  8689-5-1-1
2a     STATIONARY Tank-TK 2600                       PP RM 326               8689-5-1-2
2a     Tank-TK-3400                                  PP RM 337               2479755
2a     Mixtainer                                     Portable                n/a
2a     Reactor                                       171                     n/a
2a     Reactor                                       171                     n/a

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
2a        N/A  TK-517                             600L, jacketed, agitated
2a      1,465  TK-620        00513      1/1/2003  Allegheny Bradford
2a      1,464  TK-630        00512      1/1/2003  Allegheny Bradford
2a      1,477  TK-631        00551      1/1/2003  Allegheny Bradford
2a      1,476  TK-632        00550      1/1/2003  Allegheny Bradford
2a        N/A  TK-801A                            4,000 L, Jacketed w/ agitator
2a        N/A  TK-801B                            4,000 L, Jacketed w/ agitator
2a      2,206  X-5041        01431     6/30/2005  Microfluidics
2a      1,423  Z-1006        00661     3/19/2003  Millipore
2a      1,249  Z-1008        00557     6/19/2002  Cuno Filtration Sales
2a      1,345  Z-1009        00387    11/25/2002  Amersham Biosciences
2a      1,538  Z-1011        00972     8/31/2003  Amersham Bioscience
2a      1,541  Z-1011        00974     8/31/2003  Amersham Bioscience
2a      1,542  Z-1012        00969     8/31/2003  Amersham Biosciences
2a      1,539  Z-1012        00971     8/31/2003  Amersham Bioscience
2a      1,544  Z-1012        00973     8/31/2003  Amersham
2a      1,600  Z-1018        00782    11/30/2003  Stainless Technology
2a      1,570  Z-1018        01014     9/30/2003  Millipore Corporation
2a        N/A  Z-1024                             20L Tk, Mini flat sheet holder &
2a        N/A  Z-1029                             20L Tk, Mini flat sheet holder &
2a      1,657  Z-1031        01116     2/29/2004  Fisher
2a      1,691  Z-1032        01220     4/21/2004  Amersham Biosciences Corp
2a      1,540  Z-1039        00970     8/31/2003  Amersham Bioscience
2a      1,715  Z-1039        01223     5/31/2004  Amersham Biosciences
2a      1,744  Z-1040        01222     6/30/2004  Amersham Biosciences
2a        N/A  Z-1048                             mini TFF holder, peristaltic
2a        479  Z-1100A       00376
2a      1,751  Z-1100B       00377
2a        953  Z-1100C       00383     5/11/2001  B. Braun Biotech
2a        992  Z-1100E       00289     7/18/2001  B. Braun Biotech



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
2a     Reactor                                       169                     n/a
2a     Portable Tank-TK620 Portable Vessel           PP Mobile               2479693
2a     Portable Tank-TK630-Portable Vessel           PP ROOM 312             8689-4-1-1
2a     Portable Tank-TK-631 250L Portable Vess       PP 312                  8689-4-1-2
2a     Portable Tank, 250L Portable Vessel TK-       PP 312                  8689-4-1-3
2a     Reactor                                       169                     E32702
2a     Reactor                                       169                     E32702
2a     Low air consumption microfluidizer process    PP                      0
2a     Pellicon Assembly                             Pilot Plant -320        SKID Z1006
2a     Cunocheck 2 Integrity tester                  PP PORTABLE             MC0057
2a     6mm std gradient bioprocess system            PP Room 171             1054701
2a     Akta Pilot w/ control-see notes               Pilot Plant - mobile    0109 3298
2a     FRAC 950                                      Pilot Plant - rm 171    0109 3115
2a     AKTA Pilot w/control                          Pilot Plant - mobile    0109 3295
2a     Akta Pilot w/ control                         Pilot Plant - mobile    0109 3296
2a     Frac 950                                      Pilot Plant - mobile    0109 2786
2a     30L Atmospheric Single Wall Tank              Pilot Plant - Mobile    6073
2a     Pellicon 2 SS holder assembly                 Pilot Plant - Rm 167    N/A
2a     Small TFF Skid                                171                     n/a
2a     TFF Skid (Small)                              169A                    n/a
2a     Labscale TFF System 115V                      Pilot Plant - Rm 358    P4BN3896015
2a     Akta Purifier 100--see sys 1895               Pilot Plant Rm 169A     01118766, 01118419
2a     FRAC 950                                      Pilot Plant -RM 171     0109 2780
2a     Akta purifier 100-see sys 1928                Pilot Plant - Rm 171    01129910, 01129977
2a     6mm Standard Gradient Bioprocess System       Pilot Plant - Rm 171    1131299
2a     10K TFF Skid                                  358                     n/a
2a     B. Braun Biotech Inc.- 2 biostat C 15L        WR LAB 5a Room 135A     00257/96, 00256/96
2a     B. Braun Biotech Inc.- 2 biostat C 15L        WR LAB 5a Room 135A     00257/96, 00256/96
2a     Keofit Sample Valve, Biostat-see sys 18       WR LAB 5                01010/97, 01008/97
2a     Fermenter                                     WR LAB 5a Room 135A     04087/01

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
2a        993  Z-1100F       00290     7/18/2001  B. Braun Biotech
2a        994  Z-1100K       00384     7/18/2001  B. Braun Biotech
2a      1,137  Z-119         00912     2/14/2002  Millipore Corporation
2a        650  Z-1200        00733                ALLEGHENY BRADFORD
2a      1,133  Z-1200A       00772     2/28/2002  Allegheny Bradford Corp
2a        649  Z-1300        00732                ALLEGHENY BRADFORD
2a        N/A  Z-203PC/MT03  00160
3a        N/A  AE-1013-1                          YSI
3a        912  AE-1022       00259      4/4/2001  Fisher Scientific
3a      1,302  AE-1029       00986     9/25/2002  Fisher Scientific
3a      1,536  AE-1041       00648     8/31/2003  Guava Technologies
3a      1,568  AE-1042       01019     9/30/2003  Fisher Scientific
3a      1,723  AE-1051       01231     6/16/2004  Guava Technologies
3a      1,956  AE-1055       01343     8/31/2004  Cambrex Bio Science
3a      1,696  Agilent1      01165     4/30/2004  Agilent Technologies
3a      1,693  Agilent1      01167     4/30/2004  Agilent Technologies
3a      1,896  Agilent1      01168     4/30/2004  Agilent Technologies
3a      1,897  Agilent1      01169     4/30/2004  Agilent Technologies
3a      1,898  Agilent1      01170     4/30/2004  Agilent Technologies
3a      1,899  Agilent1      01171     4/30/2004  Agilent Technologies
3a      1,703  Agilent1      01172     4/30/2004  Agilent Technologies
3a      1,697  Agilent2      01166     4/30/2004  Agilent Technologies
3a      1,694  Agilent2      01173     4/30/2004  Agilent Technologies
3a      1,900  Agilent2      01174     4/30/2004  Agilent Technologies
3a      1,901  Agilent2      01175     4/30/2004  Agilent Technologies
3a      1,903  Agilent2      01177     4/30/2004  Agilent Technologies
3a        765  CF-0149       00149     6/22/2000  Jouan
3a      1,274  CF-1005       00709     8/13/2002  Fisher Scientific
3a        N/A  CF-1006                            Benchtop
3a      1,553  CF-1007       01020     9/18/2003  Fisher Scientific



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
2a     Fermenter-see notes tab-BIOSTAT C-15          Lab 5A                  04088/01
2a     Fermenter-biostat C15                         Lab 5                   0414a/01
2a     Labscale TFF System                           WR Lab 3
2a     ALLEGHENY BRADFORD-150L FERME                 WR LAB 5                0
2a     150L ASME code Fermentor with mixer ass       Lab 5                   0
2a     ALLEGHENY BRADFORD-1000L FERM                 WR LAB 5                0
2a     CONTROLLER                                    Lab 5                   3241-1-1
3a     ANALYZER                                      Lab 8                   #N/A
3a     Spectrophotometer                             WR LAB 6 Room 135       3FGD037003
3a     Thermo-spectronic genesys 20 spectropho       PP-Rm 316               neose # AE-1029
3a     Guava PCA System-see sys 1866                 PP 362                  GTI-0300372, DPDL831
3a     Gensys 5 spectophotometer package             Pilot Plant - Rm 361    3V8F157005
3a     Guava PCA System                              Pilot Plant - Rm 337    GTI-0400438
3a     Channel Reader w/ incubator UV Genrc          Lab 1 QC                1919188
3a     Micro Vacuum Degasser                         WR Lab 9 - Rm 146       JP40714634
3a     1100 HPLC System with Cerity Software P       WR Lab 9 - Rm 146
3a     1100 HPLC System with Cerity Soft Packg       WR Lab 9 - Rm 146
3a     1100 HPLC Sys w/ Cerity Soft Packg-see        WR Lab 9 - Rm 146
3a     1100 HPLC Sys w/ Cerity Soft Packg-sys        WR Lab 9 - Rm 146
3a     1100 HPLC Sys w/ Cerity Soft Packg-see        WR Lab 9 - Rm 146
3a     GMP Stand alone Bundle Cerity, IQ/OQ          WR Lab 9 - Rm 146       FRB40801S1
3a     Micro Vacuum Degasser                         Lab 9 - Rm 146          JP40714765
3a     1100 HPLC System with Cerity Software P       WR Lab 9 - Rm 146
3a     1100 HPLC System with Cerity Soft Packg       WR Lab 9 - Rm 146
3a     1100 HPLC Sys w/ Cerity Soft Packg-see        WR Lab 9 - Rm 146
3a     1100 HPLC Sys w/ Cerity Soft Packg-sys        WR Lab 9 - Rm 146
3a     Centrifuge MR1812                             WR LAB 4 Room 132       49709025
3a     Marathon 16km microcentrifuge                 WR LAB 6 Room 135B      207N0037
3a     Centrifuge                                    337                     04004
3a     Eppendorf Centrifuge 541R w/o Rotor 115       Pilot Plant - Rm 316    5426-07848

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
3a        N/A  CF-1010                            Benchtop
3a        N/A  CF-1011                            Benchtop
3a      2,098  CF-1377       01377    10/31/2004  Amersham Biosciences Corp
3a      1,643  EDAS-290      01114     1/31/2004  Fisher
3a        730  EV-522        00129     4/24/2000  Pope Scientific
3a        526  EV-522        00977
3a        265  FD-0965       00965
3a        N/A  FP-100                             SIM AMINCO
3a        N/A  FPLC-1                             AMERSHAM
3a      1,313  FPLC-2        00375    10/11/2002  Amersham Biosciences Corp
3a      2,124  HPLC-1370     01367    11/30/2004  Agilent Technologies
3a      2,125  HPLC-1370     01368    11/30/2004  Agilent Technologies
3a      2,126  HPLC-1370     01369    11/30/2004  Agilent Technologies
3a      2,123  HPLC-1370     01370    11/30/2004  Agilent Technologies
3a      1,576  KF-02         01078    10/23/2003  Fisher Scientific
3a        729  M-01          00107     4/24/2000  Fisher Scientific
3a      2,127  MFT03 (HPLC
               1370          01371  11/30/2004  Agilent Technologies
3a      1,243  MI-200        00583     6/30/2002  Millipore Corporation
3a      1,617  MPR-01        00787    12/16/2003  Molecular Devices
3a        N/A  N/A                                CENTRIFUGE
3a      1,671  OS-01         01150     3/31/2004  Fisher
3a      1,625  P-2460        01113    12/31/2003  APV North America
3a        661  PO-01         00945                VWR Scientific Products
3a        N/A  QC01                               Beckman
3a        N/A  QC05-1                             Dionex
3a        N/A  QC05-2                             Dionex
3a        N/A  QC-15
3a        855  RI-71         00818     1/18/2001  Beckman Coulter, Inc
3a      1,276  SB-100        00705     8/19/2002  Fisher Scientific
3a        897  SDWATERS      00321      3/6/2001  Dell Direct Sales



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
3a     Centrifuge                                    361                     #N/A
3a     Centrifuge                                    362                     #N/A
3a     Fraction Collector 200                        Cold Room               1130435
3a     EDAS 290 EPI Win 110V, Demo Unit              WR Lab 9 ROOM 132       EKT03201771
3a     Liquid pump distilbate POPE (see also F       Room 168                0
3a     Pope Scientific, Inc.-addition to FAS #       PP-Rm 168               0
3a     Fisher - Freeze Dryer (Labconco)              Common Lab Area 413     #N/A
3a     CELL PRESS                                    413                     #N/A
3a     HPLC SYSTEM - FPLC                            Lab 3                   #N/A
3a     AKTA fplc                                     WR Lab 3                1057859
3a     1100 Thermostatted Well-plate Sampler         Lab 7                   DE43603782
3a     1100 Thermostatted column Compartment         Lab 7                   DE43642389
3a     1100 Diode-array Detector                     Lab 7                   DE43623550
3a     1100 Binary Pump                              Lab 7                   DE43616461
3a     KFD Titrino 758/B-20                          WR LAB 9                10576598
3a     Microscope- Zeiss- Axiostar                   Lab 1                   33485
3a
       HPLC 2D ChemStation S/W License Bundle        Lab 7                   USU4390DW3
3a     Milliflex Vacuum Filtration System            LAB 1                   0
3a     Spectramax Plus 384 microplate reader w       QC 147                  MN03884
3a     FISHER                                        Lab 6                   51200419
3a     Osmette Osmometer                             WR Lab 9                HE0309B
3a     APV1000 Laboratory Homogenizer                Lab 2                   1-0.3785
3a     VWR- polax 2L display polarimeter             QC 146                  990223
3a     Beckman HPLC (Autosampler, detector,          Lab 9                   252645
3a     Dionex HPLC (Autosampler, detector,           Lab 9                   n/a
3a     Dionex HPLC (Autosampler, detector,           Lab 9                   n/a
3a     AUTOSAMPLER                                   Lab 9                   042/00821
3a     Shodex Refractive Index Detector-RI-71,       WR LAB 9
3a     Sonic Dismembrator                            WR LAB 6 Room 135b      FS1392
3a     Dell 866 mhz                                                          F9D1D01

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
3a      1,615  SP-0495       00495    12/31/2003  Digilab
3a      1,712  SP-1199       01199     5/27/2004  Amersham Biosciences
3a         28  SS02          00994
3a        N/A  TOC-01        00224                TOC
3a        685  UV-101        00902     1/31/2000  Shimadzu Scientific Instr
3a        N/A  V-512A                             w/ distillation columns
3a        N/A  V-513A                             w/ distillation columns
3a        895                00223     3/15/2001  Sievers Instruments Inc
3a      1,826                00225     3/15/2001  Sievers Instruments Inc
3a        N/A                                     FISHER
3a        N/A                                     WATERS
6a        841  MT02          00985    11/17/2000  Dell Direct Sales
6a        714                00021      3/9/2000  Copy-Quik
6a        803                00024     8/24/2000  Copi-Quik
6a        775                00096     6/30/2000  Universal Access
6a      1,808                00160     9/22/2000  Dell Direct Sales
6a        829                00174     10/6/2000  Affiliated Business Solut
6a        946                00209     4/13/2001  Dell Direct Sales
6a        955                00244     5/17/2001  Hello Direct
6a      1,064                00308    11/28/2001  Dell Marketing LP
6a      1,251                00373                Parente Tech
6a      1,290                00389      8/1/2002  Vistacom
6a      1,405                00395     2/14/2003  CDW Computer Services
6a        848                00428    12/31/2000  Software House Inter
6a      1,452                00566      1/1/2003  Techniserv
6a      1,275                00590     8/19/2002  CDW
6a      1,546                00626     8/31/2003  ePlus Technologies
6a      1,127                00738     1/31/2002  Virtus Partners, LLC
6a      1,339                00918    10/30/2002  TrueTime, Inc
6a        625                00943                META CHEM TECHNOLOGIES



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
3a     U2810 UV/Vis Spectrophotometer                Lab 5                   5860016
3a     Ultrospec 4300 Pro, plum                      WR Lab 3                80-2112-45
3a     Beckman Centrifuge & Rotors (2)               WR Lab 3                #N/A
3a     Sievers                                       Lab 9                   01022453/AS928
3a     UV-Vis Detector Spectro                       Lab 6                   200505
3a     Rotovap                                       168                     US 53400689
3a     Rotovap                                       168                     US 53400689
3a     Portable TOC Package Sievers Model 800-       WR LAB 9 Room 146       TOC0102-2453
3a     Portable TOC Package Sievers Model 800-       LAB 9 Room 146          TOC0102-2453
3a     MICROSCOPE                                    Lab 5A                  #N/A
3a     PHOTO DIODE ARRAY DETECTOR                    Lab 8                   #N/A
6a     Dell 866Mhz GX110 mini tower                  Lab 5a                  61SF401
6a     Ricoh Copier                                  Receptionist Area       57925
6a     Digital Copier & Digital Feeder-Ricoh         Copy Room               59360
6a     Compaq Server Rack                            Server Room 190         0
6a     Dell 733 Mhz-see sys 819                      Room 135                GVZL101
6a     Fax Machine 3170                              Reception Area          UYP18793
6a     Dell 866 mhz                                  IT                      5CX7H01
6a     Polycom Viewstation-see Notes tab             Conf Room B             0
6a     Pentium III-see sys 1851                      WR LAB 4 ROOM 132       3CC2011
6a     Avaya Prologix Phone System-201 Witmer
6a     Soundstation for lunchroom                    phonecloset-blackrac    0
6a     SCADA Rack Accessories                        Server Room             0
6a     Server for Neose West                         WR                      D045DKH1K161
6a     SCADA/BOP System                              WR SERVER               0
6a     CPQ EVO N800V 8/1.6 20GB Office XPP           P. Toland Trailer       5Y27KSQZW00J
6a     Cisco Catalyst 3550 24 10/100 inline po       Server Room             CAT0713Y0S3
6a     HP Autoloader                                 WR Server Room          0
6a     Synchronized network time server              server room
6a     Canon Fax (admin area)                        UYG34350                0

                                                                       EXHIBIT B

                     WITMER ROAD PROPERTY - INCLUDED ASSETS

     GROUPING LEGEND

1A GENERAL BUILDING INFRASTRUCTURE
2A PROCESS EQUIPMENT
3A LAB EQUIPMEN
6A IT EQUIPMENT

         FAS
       SYSTEM    EQUIPMENT     FAS
GROUP     #        TAG #      TAG #    ACQ DATE                VENDOR
-----  ------  ------------  -------  ----------  --------------------------------
6a      1,648                01115     1/31/2004  Suppression Systems Inc
6a      1,273                1273NT    8/30/2002  B. Braun Biotech
6a      1,277                1277NT    8/30/2002  Rumsey Electric
6a      1,295                1295NT    9/18/2002  Rumsey Electric
6a      1,344                1344NT   11/11/2002  Ionics Instruments
6a      1,379                1379NT   12/31/2002  The MNM Group, Inc

6a      1,588                1588NT    10/7/2003  ePlus Technology
6a      1,641                1641NT   12/31/2003  CDW

6a        776                776NT     6/30/2000  Associated Building
6a
6a
6a
6a
6a
6a
6a
6a
6a
6a

6a

6a

6a      1,144                          2/11/2002  Rodata



GROUP                   DESCRIPTION                         LOCATION             SERIAL NUMBER
-----  --------------------------------------------  ----------------------  --------------------
6a     Fike SHP/Clean Agent Fire Suppression S       Server Room             0400885 - tank
6a     PCI Bus Board                                                         0
6a     RSLogix500 Programming Software               SCDA laptop             0
6a     SCADA Software                                software                0
6a     Analog motherboard for model #400 TOC a       Computer Board          0
6a     Install Additional Cable trays, panels in
       new used in                                   Room 190                0
6a     Wireless Installation                                                 0
6a     APC Rack -mount LCD Monitor/Keyboard
       Drawr-Citrix-see #1605,16                                             0
6a     Projection Screen in                          Lunch Room              #N/A
6a     One 4-port KVM switch                         Room #190
6a     One 16-port KVM switch (SCADA Rack)           Room #190
6a     One APC UPS 3000                              Room #190
6a     One APC Netshelter Wall Mounted Rack          Room #190
6a     One Cisco 3500-48 port switch (SCADA net      Room #190               FAB0549Q28Q
6a     One Nextel BDA (actually owned by Nextel      Room #190
6a     Five Cisco Aironet 802.11 B access points     Distributed throughout
6a     Three AIR-ANT2012 and Two AIR-ANT59           Distributed throughout
6a     Two infrastructure racks and patch panels(ca  Room #190
6a     One HP OfficeJet G95 (Fax/Scanner/Color
       Printer/Copier)                                                       SG19E13TJ
6a     One HP 2200D Black & White Laser Printer
       (includes a network card-n                                            JPGG72421
6a     One HP 2200D Black & White Printer
       (local printer)                                                       CNDRC55654
6a     Visual Concert-see notes tab-goes with FAS    Conf Rm B               0

                                                    102 WITMER ROAD, HORSHAM, PA

                                   EXHIBIT B-1

                           EXCLUDED PERSONAL PROPERTY

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                                     EXHIBIT B-1

                     WITMER ROAD PROPERTY - EXCLUDED ASSETS

  FAS         EQUIPMENT        FAS
SYSTEM #        TAG #         TAG #    ACQ DATE                 VENDOR
--------  -----------------  -------  ----------  ---------------------------------
     910  AE-1005            00226      4/4/2001  BioWhittaker
     N/A  AE-1012                                 FISHER
   1,000  AE-1013            00272      8/3/2001  Ecogen
   1,139  AE-1021            00567     2/14/2002  Nova Biomedical
   1,217  AE-1023            00388     5/31/2002  GE Kaye
   1,300  AE-1035            00708     9/25/2002  Fisher Scientific
   1,526  AE-1038            00594     7/30/2003  Guava Technologies, Inc
   2,066  Agilent3           01330     9/30/2004  Agilent Technologies
   2,078  Agilent3           01331     9/30/2004  Agilent Technologies
   2,079  Agilent3           01332     9/30/2004  Agilent Technologies
   2,080  Agilent3           01333     9/30/2004  Agilent Technologies
   2,081  Agilent3           01334     9/30/2004  Agilent Technologies
   2,082  Agilent3           01335     9/30/2004  Agilent Technologies
   2,083  Agilent3           01336     9/30/2004  Agilent Technologies
   2,065  Agilent4           01323     9/30/2004  Agilent Technologies
   2,072  Agilent4           01324     9/30/2004  Agilent Technologies
   2,073  Agilent4           01325     9/30/2004  Agilent Technologies
   2,074  Agilent4           01326     9/30/2004  Agilent Technologies
   2,075  Agilent4           01327     9/30/2004  Agilent Technologies
   2,076  Agilent4           01328     9/30/2004  Agilent Technologies
   2,077  Agilent4           01329     9/30/2004  Agilent Technologies
     N/A  AX-300-SE                               ALPHA TECH
     N/A  B10                                     KENMORE
     N/A  BF-0001                                 SORVALL
   1,594  CF-00778           00778    10/31/2003  Alfa Laval
     N/A  CF-1002                                 EPPENDORF
     674  CF-1003            00114     1/21/2000  Kendro Laboratory Product
   1,676  CF-1241            01241      1/1/2004  Fisher Scientific
   2,128  CF-1366            01366    11/30/2004  Fisher Scientific
   2,215  CF-1436            01436     8/25/2005  Fisher Scientific
   2,237  CF-4-5810          01454     2/22/2006  Fisher Scientific
     708  CF-SS03            00115     3/23/2000  Kendo
     N/A  CT-01                                   Eppendorf
     N/A  CT-03                                   Eppendorf
   2,091  DP-08 (HPLC 1353)  01357     7/31/2004  Agilent Technologies
   1,036  F-1004             00718    10/11/2001  Fisher Scientific
     N/A  F-1005                                  MILLIPORE
     N/A  F-201                                   PD Pump, frame, cartridge holders
     N/A  F-204                                   PD Pump, frame, cartridge holders
     N/A  F-501                                   PD Pump, frame, cartridge holders
     N/A  F-506                                   PD Pump, frame, cartridge holders
     N/A  F-805                                   Temporary Use
     N/A  H-0006                                  6 Foot
   1,164  HPLC-0320          00320     3/31/2002  Amersham Biosciences
   2,059  HPLC-0923          01358     9/30/2004  Agilent Technologies

  FAS
SYSTEM #                             DESCRIPTION                                  LOCATION          SERIAL NUMBER
--------  ----------------------------------------------------------------  -------------------  -------------------
     910  Standard Kinetic System - biowhittaker                            Lab 1                154807
     N/A  OVEN                                                              Lab 8                1815
   1,000  Biochemistry Analyzer                                             Lab 8                0
   1,139  Nova BioProfile 300A                                              WR LAB 8             T03B01120
   1,217  ValidatorX2000 GE Kaye (and related sof                           PP RM 337            205027
   1,300  Microscope, binocular                                             WR LAB 8             46961
   1,526  Guava PCA system w/Via Count Module                               Lab 8                GTI-0300337
   2,066  HPLC system with Chem Station & ChemStore software appl           Lab 9                JP40718212
   2,078  HPLC system with Chem Station & ChemStore software appl - #2066   Lab 9                DE43616213
   2,079  HPLC system with Chem Station & ChemStore software appl - #2066   Lab 9                DE43603676
   2,080  HPLC system with Chem Station & ChemStore software appl - #2066   Lab 9                DE13209035
   2,081  HPLC system with Chem Station & ChemStore software appl - #2066   Lab 9                DE43641606
   2,082  HPLC system with Chem Station & ChemStore software appl - #2066   Lab 9                DE43623141
   2,083  HPLC system with Chem Station & ChemStore software appl - #2066   Lab 9                MXL4390MP1
   2,065  HPLC systems with Chem Station & Chemstore software appl          Lab 9                JP40718198
   2,072  HPLC systems with Chem Station & Chemstore software appl          Lab 9                DE43616218
   2,073  HPLC systems with Chem Station & Chemstore software appl - #2065  Lab 9                DE40503664
   2,074  HPLC systems with Chem Station & Chemstore software appl - #2065  Lab 9                DE13208979
   2,075  HPLC systems with Chem Station & Chemstore software appl - #2065  Lab 9                DE43641580
   2,076  HPLC systems with Chem Station & Chemstore software appl - #2065  Lab 9                DE43623142
   2,077  HPLC systems with Chem Station & Chemstore software appl - #2065  Lab 9                MXL4390MRY
     N/A  DEVELOPER                                                         Lab 4                #N/A
     N/A  FREEZER                                                           Lab 6                N/A
     N/A  BIO-FUGE BENCHTOP                                                 Lab 3                #N/A
   1,594  LAPX 404 Centrifuge                                               Room 135             4126586
     N/A  CENTRIFUGE                                                        Lab 8                92364
     674  Kendro Laboratory-Centrifuge & Rotor                              WR LAB 8             9902806 & 9960052
   1,676  Eppendorf Centrifuge 5414R w/o Roto 115                           Lab 4 - Rm 132       5426 07559
   2,128  Centrifuge Fisher Accuspin 3R                                     Lab 7                40411879
   2,215  Refrigerated Eppendorf Centrifuge - 5415R                                              14268
   2,237  Eppendorf Cent Mdl 5810R                                          Lab 4                33806
     708  RC-5B plus Centrifuge 208v/60hz & GSA S                           common area          9902150
     N/A  Centrifuge                                                        Lab 9                5415 91857
     N/A  Eppendorf Model 5810 Centrifuge (RPM and time)                    Lab 9                #N/A
   2,091  HPLC System - See 1942                                            Lab 7                FRB250TSZ
   1,036  Gradient system with TOC Monitor'                                 WR LAB 9 Room 146    0
     N/A  TFF UNITS (5 sqft qty 2)                                          Lab 2                #N/A
     N/A  Hollow Fiber Skid                                                 Rock Road            #N/A
     N/A  R.O. Skid                                                         Rock Road            #N/A
     N/A  Hollow Fiber Skid                                                 Rock Road            #N/A
     N/A  R.O. Skid                                                         Rock Road            #N/A
     N/A  R.O. Skid                                                         RR 403a              #N/A
     N/A  Biosafety Cabinet                                                 Lab 1                233370
   1,164  AKTA Explorer                                                     WR Lab 2             1032333
   2,059  Agilent HPLC system                                               Lab 3                JP40717490

                                                                     EXHIBIT B-1

                     WITMER ROAD PROPERTY - EXCLUDED ASSETS

  FAS         EQUIPMENT        FAS
SYSTEM #        TAG #         TAG #    ACQ DATE                 VENDOR
--------  -----------------  -------  ----------  ---------------------------------
   2,112  HPLC-0923          01359     9/30/2004  Agilent Technologies
   2,113  HPLC-0923          01360     9/30/2004  Agilent Technologies
   2,114  HPLC-0923          01361     9/30/2004  Agilent Technologies
   2,115  HPLC-0923          01362     9/30/2004  Agilent Technologies
   2,116  HPLC-0923          01363     9/30/2004  Agilent Technologies
   2,117  HPLC-0923          01364     9/30/2004  Agilent Technologies
   1,669  HPLC-1156          01156     3/19/2004  Amersham Biosciences
   1,680  HPLC-1200          01200     4/23/2004  Amersham Biosciences Corp
   1,681  HPLC-1203          01203     4/23/2004  Amersham Biosciences Corp
   1,892  HPLC-1203          01204     4/23/2004  Amersham Biosciences Corp
   2,061  HPLC-1348          01344     9/30/2004  Agilent Technologies
   2,092  HPLC-1348          01345     9/30/2004  Agilent Technologies
   2,093  HPLC-1348          01346     9/30/2004  Agilent Technologies
   2,094  HPLC-1348          01347     9/30/2004  Agilent Technologies
   2,095  HPLC-1348          01348     9/30/2004  Agilent Technologies
   2,096  HPLC-1348          01349     9/30/2004  Agilent Technologies
   2,097  HPLC-1348          01350     9/30/2004  Agilent Technologies
   1,942  HPLC-1353          01351     7/31/2004  Agilent Technologies
   2,086  HPLC-1353          01352     7/31/2004  Agilent Technologies
   2,087  HPLC-1353          01353     7/31/2004  Agilent Technologies
   2,088  HPLC-1353          01354     7/31/2004  Agilent Technologies
   2,089  HPLC-1353          01355     7/31/2004  Agilent Technologies
   2,090  HPLC-1353          01356     7/31/2004  Agilent Technologies
   1,955  HPLC-1377          01337     8/31/2004  Amersham Biosciences Corp
   2,060  HPLC-1377          01338     9/30/2004  Amersham Biosciences
   2,085  HPLC-1377          01339     8/31/2004  Amersham Biosciences Corp
   1,734  HPLC-1430          01340     6/29/2004  Amersham Biosciences
   2,084  HPLC-1430          01341     6/29/2004  Amersham Biosciences
   1,938  HPLC-1430          01342     7/14/2004  Amersham Biosciences
     N/A  IN-01                                   FISHER
   2,188  IN-1423            01423     4/30/2005  Fisher Scientific
   2,205  IN-1439            01439     6/29/2005  Fisher
     N/A  IN-4-008                                PRECISION SCIEN
     695  IR-100             00106     2/29/2000  Nicolet Instrument Corpor
     814  IR-100             00156     9/29/2000  Savant Instruments
     N/A  JB-01                                   Boekel
     N/A  Lab PC (TOC-5054)                       Compaq
     N/A  Lab PC (Z-5056)                         Dell
   1,692  M-02               01178     4/30/2004  Fisher Scientific
     N/A  MC-CR01
     N/A  MC-CR-02
     N/A  MC-CR03
     N/A  MC-CR-04
     N/A  MC-CR-07
   1,414  MF-0398            00398      1/1/2003  Microfluidics

  FAS
SYSTEM #                             DESCRIPTION                                  LOCATION          SERIAL NUMBER
--------  ----------------------------------------------------------------  -------------------  -------------------
   2,112  Agilent HPLC system - See 2059                                    Lab 3                DE40916011
   2,113  Agilent HPLC system - See 2059                                    Lab 3                DE40522833
   2,114  Agilent HPLC system - See 2059                                    Lab 3                DE40541126
   2,115  Agilent HPLC system - See 2059                                    Lab 3                DE40503602
   2,116  Agilent HPLC system - See 2059                                    Lab 3                DE13208743
   2,117  Agilent HPLC system - See 2059                                    Lab 3                FRB4250TT1
   1,669  Akta Purifier 100                                                 Lab 3                1127076
   1,680  Akta Purifier 100-see sys 1890-1891                               WR Lab 2
   1,681  Akta Purifier 100-see sys 1892-1893                               WR Lab 3
   1,892  Akta Purifier 100-see sys 1681, 1892                              WR Lab 3
   2,061  HPLC System                                                       Lab 4                JP40718016
   2,092  HPLC System - See 2061                                            Lab 4                DE40916072
   2,093  HPLC System - See 2061                                            Lab 4                DE43623058
   2,094  HPLC System - See 2061                                            Lab 4                DE40541424
   2,095  HPLC System - See 2061                                            Lab 4                DE40503652
   2,096  HPLC System - See 2061                                            Lab 4                DE13208932
   2,097  HPLC System - See 2061                                            Lab 4                USU43006TT
   1,942  HPLC System                                                       Lab 7                JP40716672
   2,086  HPLC System - See 1942                                            Lab 7                DE40915661
   2,087  HPLC System - See 1942                                            Lab 7                DE40503439
   2,088  HPLC System - See 1942                                            Lab 7                DE13208151
   2,089  HPLC System - See 1942                                            Lab 7                DE40540101
   2,090  HPLC System - See 1942                                            Lab 7                DE40522258
   1,955  AKTA Purifier 100, Pv908 and IV-908                               Lab 7                1137326
   2,060  Pump P-960 - see also system #1955                                Lab 7                1144778
   2,085  AKTA Purifier 100, Pv908 and IV-908, Fr                           Lab 7                1139661
   1,734  Akta Purifier 100                                                 Lab 7                1133946
   2,084  Akta Purifier 100, Frac-950 - #1734                               Lab 7                1133965
   1,938  Pump P-960-part of AKTA Purifier 100                              Lab 7                1135510
     N/A  INCUBATOR                                                         Lab 8                70B00098
   2,188  Precision Incubators                                              Lab 7                0
   2,205  Precision Refrigerated Incubator                                  Lab 3                0
     N/A  INCUBATOR                                                         Lab 4                9208-008
     695  SpectrometerAvatar 360                                            WR LAB 9             AeA0001620
     814  Speedvac DDA Concentrator(SC250DDA#4898                           Lab 9                SC250DDA#4898
     N/A  Jitter Bug                                                        Lab 9                AEA0001620
     N/A  CPU for Sievers 900                                               Lab 9                MXL44104K5
     N/A  CPU for Densitometer                                              Lab 9                MXL44104K5
   1,692  Intervoskop 40C microscope                                        QC 147               3826000111
     N/A  Chart Recorder for QI-01                                          Lab 1                3826000111
     N/A  Chart Recorder for QZ-03                                          Lab 1                3826000111
     N/A  Chart Recorder for QI-04                                          Lab 1                3826000111
     N/A  Chart Recorder for MZ-33                                          Lab 1                3826000111
     N/A  Chart Recorder for MZ-35                                          Lab 1                3826000111
   1,414  Microfluidizer                                                    Lab 6 - Scale Up     2000011A

                                                                     EXHIBIT B-1

                     WITMER ROAD PROPERTY - EXCLUDED ASSETS

  FAS         EQUIPMENT        FAS
SYSTEM #        TAG #         TAG #    ACQ DATE                 VENDOR
--------  -----------------  -------  ----------  ---------------------------------
     N/A  MFT02                                   HP
     767  MI-100             00108     6/30/2000  Millipore Corporation
     N/A  MZ-11                                   17.9 cu. Ft.
     N/A  MZ-17                                   HOTPOINT
     N/A  MZ-31                                   WOODS
     N/A  MZ-3-2                                  KENMORE
     825  MZ-33              00161    10/20/2000  VWR Scientific
   1,259  MZ-35              00303     7/23/2002  Labrepco, Inc.
   1,705  MZ-4-1             01240     5/27/2004  Fisher
     920  MZ-4-4             00227     4/20/2001  Fisher Scientific
     N/A  MZ-45                                   24.4 cu. Ft.
     N/A  MZ-4-5                                  FISHER SCIENTIF
     N/A  MZ-4-6                                  FRIDGIDARE
   2,189  MZ-4-7             01424     4/30/2005  Fisher Scientific
   1,735  MZ-48              01242     6/30/2004  Fisher Scientific
   2,212  MZ-4-8             01433      7/8/2005  Fisher Scientific
   2,170  MZ-52              01415     2/17/2005  Fisher Scientific
   1,954  MZ-7-1             01260     8/25/2004  Fisher Scientific
   2,155  MZ-7-2             01387    12/17/2004  Fisher Scientific /Kendro
     N/A  No #                                    HP
     N/A  No #                                    N/A
     N/A  No #                                    Stovall
   1,159  NT-105             00707     3/15/2002  Fisher Scientific
   1,296  NT-106,107,108     00531     9/13/2002  ACME Cryogenics
     N/A  NT-109                                  Taylor Wharton 10K
   2,177  NT-110             01417     3/31/2005  Airgas East
   1,597  NT-112             00493    11/30/2003  Anza Lab Services
   1,261  P-0743             00743     7/31/2002  Penn Valve
   2,185  P-2                01427     4/26/2005  Millipore
     N/A  P-512              00991                PUMP
     N/A  P-703, F-1006                           LAPTOP
     N/A  P-705                                   MASTERFLEX
     641  QC02-1             00774    10/14/1999  BECKMAN COULTER
     411  QC02-1             00869
     N/A  QC03                                    Beckman
     N/A  QC04                                    Dionex
   2,175  QC-06              01421     3/29/2005  ESA, Inc.
     N/A  QI-01                                   10 cu.ft. 20deg.C to 65deg.C
     981  QI-04              00266     7/26/2001  Fisher Scientific
   2,171  QI-07              01414     2/28/2005  Fisher Scientific
     N/A  QM-04
     N/A  QZ-03                                   17 cu.ft 2deg. C to 8deg. C
     N/A  RP-0001                                 VWR
     N/A  RP-0002                                 VWR
     N/A  SC-003                                  DENVER INSTRUME

  FAS
SYSTEM #                             DESCRIPTION                                  LOCATION          SERIAL NUMBER
--------  ----------------------------------------------------------------  -------------------  -------------------
     N/A  CPU                                                               Lab 7                MXLL4410FST
     767  Milliflex sensor II                                               WR LAB 1             372UCE
     N/A  -20 degrees C Freezer                                             201 Witmer           S510354305
     N/A  REFRIG/FREEZER                                                    Lab 8                GS554308
     N/A  REFRIGERATOR                                                      Lab 2                D6828038JF
     N/A  FREEZER                                                           Lab 3                WB95103644
     825  Refrigerator                                                      Lab 1
   1,259  Harris Undercounter freezer                                       Lab 1                0
   1,705  Refrigerator, general purpose 49cu ft 1                           Lab 4 - Rm 132       403N0013
     920  Freezer                                                           Lab 4                P28L-523405RL
     N/A  -70 freezer                                                       201 Witmer           U07D-168667-UD
     N/A  FREEZER                                                           Lab 4                102N0052
     N/A  FREEZER                                                           Lab 4                WB30814521
   2,189  Fisher Isotemp Lab refrigerator w/ recorder and alarm             Lab 7                0
   1,735  72 cu ft glass front refrigerator w/cha                           QC Lab 10            406N0002
   2,212  Isotemp plus lab freezer with recorder and alarm                                       506N0004
   2,170  72 cu. ft. refrigerator w/ alarm & day chart recorder             201 Witmer           0
   1,954  72cuft chromatography refrigertor w/ al                           Lab 7                408N0004
   2,155  Freezer (-86) 32 CUFT                                             Lab 7                Y190-274184-Z0
     N/A  Scanjet 8200 scanner                                              Lab 9                none
     N/A  Cuvette washer apparatus & pump                                   Lab 9                #N/A
     N/A  Belly Dancer                                                      Lab 9                none
   1,159  Locator jr plus cryovat w/monitor                                 Lab 8                509020211379
   1,296  Cryostorage system-Taylor Wharton                                 PP RM 328            NT-106-108
     N/A  Cryovat                                                           201 Witmer           562-018-U5
   2,177  10K-Kryos - Taylor Wharton Cryovat                                201 Witmer           0
   1,597  Kryos liquid nitrogen cryofreezer                                 201 Warehouse        555-003-S21
   1,261  Portable Pump Trolley                                             Room 135             0
   2,185  Pelicon2 Filter Holder Assembly + Pump                            LAb 2                5000-00917
     N/A  WATSON MARLOW                                                     Lab 5                7031206
     N/A  PUMP + Filter Assembly                                            Lab 2                02179
     N/A  PUMP                                                              Lab 5                A94002784
     641  Beckman Coulter-32 Karat Workstation                              Lab 9, Rm 146        8189E1UKCBP0L1
     411  Beckman Instruments, Inc. - Model 507 e                           WR LAB 9             6656
     N/A  Beckman HPLC (Autosampler, detector, pump)                        Rock Road            127468
     N/A  Dionex HPLC (Autosampler, detector, pump)                         Lab 9                n/a
   2,175  Corona charged aerosol detector and installation                  Lab 9                CO-0131
     N/A  Incubator                                                         Lab 1                9410011
     981  Incubator                                                         WR LAB 1             601061579
   2,171  Precision Model 815 refrigerated incubator                        RM 147               0
     N/A  pH meter/Conductivity meter                                       Lab 9                11048304
     N/A  2-8 degrees C Refrigerator                                        Lab 1                WA42401397
     N/A  ROCKING PLATFORM                                                  Lab 3                040119A
     N/A  ROCKING PLATFORM                                                  Lab 3                none
     N/A  SCALE                                                             Lab 3                N0103309

                                                                     EXHIBIT B-1

                     WITMER ROAD PROPERTY - EXCLUDED ASSETS

  FAS         EQUIPMENT        FAS
SYSTEM #        TAG #         TAG #    ACQ DATE                 VENDOR
--------  -----------------  -------  ----------  ---------------------------------
     931  SC-0429            00429     4/19/2001  Nextran/Mettler
     N/A  SC-1000                                 METTLER TOLEDO
     739  SC-1001            00145     5/25/2000  Fisher
          SC-1002                      5/25/2000  DENVER INSTR.
     N/A  SC-1006                                 METTLER
     N/A  SC-610                                  DENVER INSTRUME
   1,019  SI-0013            00302     9/27/2001  B. Braun Biotech
     965  SI-0014            00260     6/25/2001  B. Braun Biotech
   1,946  SI-0023            01263      07/28/04  VWR Scientific
     615  SP-0796            00796                AMERSHAM PHARMACIA BIO
   2,121  SP-1372            01372    11/11/2004  Amersham Biosciences Corp
     N/A  SR-01                                   Branson 1510
   1,533  ST-0627            00627     8/21/2003  Fisher
   1,577  TC-01              01076    10/23/2003  Labrepco
     602  TK-1000            00769
   2,180  TOC-5054           01437     3/31/2005  Ionics
     N/A  UR-MZ-48
     N/A  UR-SI-0023
     783  UV-01              00109     7/14/2000  Agilent Technologies
   1,440  UV-01              00667     5/20/2003  Agilent Technologies
     523  UV-01              00688
   1,754  UV-01              00946
     N/A  VT-01                                   Fisher Scientific
     N/A  VT-02                                   Thermolyne
     N/A  VT-03                                   Thermolyne
     N/A  VT-117
     N/A  WB-06                                   Fisher Scientific
     N/A  WB-07
     N/A  WB-LAB6-1                               FISHER SCIENTIF
     N/A  Z-0124                                  WAVE
     N/A  Z-1026
   1,658  Z-1030             01117     2/29/2004  Fisher
   1,599  Z-1041             00783    11/30/2003  Stainless Technology
   2,108  Z-1041             01406    10/31/2004  Herman Goldner Co., Inc.
   2,156  Z-1047             01386    12/28/2004  Millipore Corporation
   1,833  Z-1100D            00378     5/11/2001  B. Braun Biotech
   1,219  Z-1100G            00379     5/22/2002  B. Braun Biotech
   1,237  Z-1100H            00380     5/22/2002  B. Braun Biotech
   1,238  Z-1100I            00381     5/22/2002  B. Braun Biotech
   1,752  Z-1100J            00382
   1,001  Z-117              00273      8/3/2001  Ecogen
   2,234  Z-5056             01451     1/27/2006  Eastman Kodak Co
   1,166                     00342     3/31/2002  Amersham Biosciences
   1,319                     00424      10/29/02  VWR Scientific
   1,320                     00425      10/29/02  VWR Scientific

  FAS
SYSTEM #                             DESCRIPTION                                  LOCATION          SERIAL NUMBER
--------  ----------------------------------------------------------------  -------------------  -------------------
     931  Floor Scale                                                       WR Lab 2             0
     N/A  SCALE                                                             Lab 2                5075335-5FA
     739  Weigh Scale TR-104                                                WR Lab 8             1914148
          SCALE                                                             Lab 6                T0122875
     N/A  SCALE                                                             Lab 5A               E20782
     N/A  SCALE                                                             Lab 3                0077924
   1,019  Incubating Shaking Cabinet                                        Lab 8                308012500240
     965  Incubating Shaking Cabinet                                        Lab 8                809002500211
   1,946  Refrigerated Shaking Incubator                                    Lab 10-WR
     615  AMERSHAM PHARMACIA BIOTECH ULTROSPEC 3                            Lab 4 ROOM 132       76803
   2,121  Ultrospec 4300Pro UV/V is spectrophotometer                       Lab 7                80-2112-46
     N/A  Sonicator                                                         Lab 9                80-2112-46
   1,533  Sterilmatic steam pressure sterilizer                             Lab 6                215207
   1,577  DEMO Biometra Tgradient 96 Thermocycler                           WR LAB 9             1304242
     602  Loeb Equipment                                                    WR Lab 5             0
   2,180  Model 900 Laboratory TOC Analyzer w/Autosampler & DataGuard       Lab 9                0503-0467
     N/A  Chart Recorder for MZ-48                                          Lab 10               01022453/AS928
     N/A  Chart recorder for SI-0023                                        Lab 5                01022453/AS928
     783  Automated sipper system for 8453 for HP                           lab 109 Rm 146       10714-0013
   1,440  Peltier temp controller                                           WR Lab 9 - Room 146  CN22500124
     523  Hewlett-Packard HP8453 gen purpose UV-V                           WR LAB 9             us53400689
   1,754  Dell Direct Sales (2) DELL DIMENSIONS                             WR LAB 9             URWDH/09VQM
     N/A  Mini vortexer                                                     Lab 9                2-214214
     N/A  Mini vortexer                                                     Lab 9                871000210826
     N/A  Mini vortexer                                                     Lab 10               871960925676
     N/A  Mini vortexer                                                     Lab 1                2-375973
     N/A  Waterbath                                                         Lab 10               304N0010
     N/A  Waterbath                                                         Lab 1                408N0133
     N/A  WATERBATH                                                         Lab 6                208N0854
     N/A  TUBE FUSER                                                        Lab 5A               RW242/Ver. 2.5
     N/A  Oxygen Generator                                                  Rock Road            none
   1,658  Labscale TFF System                                               WR Lab 7             P4BN3896006
   1,599  30L Atmospheric Single Wall Tank                                  Pilot Plant 362      6072
   2,108  Fabricate cart for viral concentration                            PP Rm 362            N/A
   2,156  Labscale TFF System -115V                                         Lab 7                P4PN4076018
   1,833  Keofit Sample Valve, Biostat-see sys 95                           WR LAB 5a Room 135   01010/97, 01008/97
   1,219  C-15 Biostat Fermenter                                            WR LAB 6 Room 135B   04082/01
   1,237  C-15 Biostat Fermenter                                            WR LAB 6 Room 135B   04070/01
   1,238  C-15 Biostat Fermenter                                            WR LAB 6 Room 135B   04055/01
   1,752  B. Braun - (2) BioStat C 15L w 25mm DO                            WR LAB 6             0
   1,001  Zeiss trinocular microscope                                       Lab 6                0
   2,234  Kodak GEL Logic 100 system (Option B)                             WR Lab 9             061505-001
   1,166  Frac 950 Fraction Collector                                       Lab 2                code # 18-6083-00
   1,319  Freezer                                                           201 Witmer
   1,320  Freezer                                                           201 Witmer

                                                                     EXHIBIT B-1

                     WITMER ROAD PROPERTY - EXCLUDED ASSETS

  FAS         EQUIPMENT        FAS
SYSTEM #        TAG #         TAG #    ACQ DATE                 VENDOR
--------  -----------------  -------  ----------  ---------------------------------
   1,317                     00432      10/29/02  VWR Scientific
   1,318                     00433      10/29/02  VWR Scientific
   1,443                     00670     5/30/2003  Wave Biotech
   1,346                     00710    11/12/2002  Cole-Parmer Instrument
   1,707                     01198     5/31/2004  Millipore
   1,890                     01201     4/23/2004  Amersham Biosciences Corp
   1,891                     01202     4/23/2004  Amersham Biosciences Corp
   1,893                     01205     4/23/2004  Amersham Biosciences Corp
   1,685                     01238     4/30/2004  Fisher Scientific
   2,162                     01409     1/31/2005  APV
   2,186                     01422     4/28/2005  Agilent Technologies
   2,199                     01426     5/26/2005  Amersham Biosciences Copr
   2,242                     01455     6/26/2006  BioTek
   1,094                     1094NT   12/20/2001  Workplace Environments
   1,254                     1254NT    6/30/2002  PGI
   1,264                     1264NT    7/31/2002  PGI
   1,551                     1551NT    8/31/2003  Transamerican
   1,653                     1653NT    1/31/2004  TransAmerican
   1,940                     1940NT    7/31/2004  Beckman Coulter
   1,941                     1941NT    7/31/2004  Beckman Coulter
   2,157                     2157TBD  12/31/2004  New Brunswick Scientific
     529                     529NT


     N/A                                          INVITROGEN
     N/A                                          MILLIPORE
     N/A

     N/A
     N/A                                          Fotodyne
     N/A                                          HARTMANN & BRAUN
     N/A                                          INDCO
     N/A                                          OHAUS CHAMP II
     N/A                                          CORUING
     N/A                                          MASTER FLEX
     N/A                                          CORNING
     N/A                                          LAB LINE
     N/A                                          THERMO
     N/A                                          INVITROGEN
     N/A                                          MILLIPORE

  FAS
SYSTEM #                             DESCRIPTION                                  LOCATION          SERIAL NUMBER
--------  ----------------------------------------------------------------  -------------------  -------------------
   1,317  Refrigerator                                                      201 Witmer
   1,318  Refrigerator                                                      201 Witmer
   1,443  Hot Lips Tube Sealer                                              Lab 5A               0043.0303.SLR
   1,346  Servodyne high speed, low torque mixer                            Lab 6                K02005043
   1,707  XX42PMini Pellicon 2 mini holder                                  WR Lab 3             N/A
   1,890  Akta Purifier 100-see sys 1680, 1891                              WR Lab 2
   1,891  Akta Purifier 100-see sys 1680, 1890                              WR LAB 4
   1,893  Akta Purifier 100-see sys 1681, 1892                              WR Lab 3
   1,685  Eppendorf 5810 R centrifuge w/swing buc                           Lab 4 - Rm 132       9946
   2,162  APV 1000 Lab Homogenizer                                          Lab 2                73888Outp
   2,186  1100 Refractive index detector                                    Lab 4                CN43801849
   2,199  AKTA explorer P960 sample pump                                    Lab 2 (inside #320)  0
   2,242  Precision XS Microplate Sample Processor w/ 1 +8 channel pipette  Lab 10-WR            199383
   1,094  Furniture for Business Development-now in eng trailer                                  0
   1,254  Renovation of trade booth                                                              0
   1,264  Renovation of Trade Booth                                                              0
   1,551  Modular office furniture for engineering trailer                  N/A                  N/A
   1,653  Modular Office Furniture for Engineering Trailer                  Engineering Trailer  N/A
   1,940  Upgrade of HPLC from stainless to PEEK                                                 0
   1,941  Upgrade of HPLC from stainless to PEEK                                                 0
   2,157  150L Bioreactor Skid                                                                   0
     529  Finnigan Corporation-part of asset# 522 LCQ system                                     #N/A
          Freezer                                                           201 Witmer
          Freezer                                                           201 Witmer
     N/A  ELECTROPHORESIS STATION                                           Lab 2                #N/A
     N/A  FILTER HOUSING, 50mm FLAT SHEET                                   Lab 2                #N/A
     N/A  WATER BATHS (qty 2)                                               Lab 2                #N/A
          Cuno Filter Housings (QTY 2)                                      Lab 2
     N/A  WATER BATH                                                        Lab 3                #N/A
     N/A  Camera for Gels                                                   Lab 4
     N/A  GAS ANALYZER                                                      Lab 5                #N/A
     N/A  MIXER                                                             Lab 5                #N/A
     N/A  SCALE                                                             Lab 5                #N/A
     N/A  pH METER                                                          Lab 5A               #N/A
     N/A  PUMP                                                              Lab 5A               #N/A
     N/A  HOT PLATE                                                         Lab 6                #N/A
     N/A  ROTATOR                                                           Lab 6                #N/A
     N/A  SPECTROPHOTOMETER                                                 Lab 6                #N/A
     N/A  ELECTROPHORESIS STATION                                           Lab 7                #N/A
     N/A  TFF UNIT                                                          Lab 7                #N/A

                                                                     EXHIBIT B-1

                     WITMER ROAD PROPERTY - EXCLUDED ASSETS

  FAS         EQUIPMENT        FAS
SYSTEM #        TAG #         TAG #    ACQ DATE                 VENDOR
--------  -----------------  -------  ----------  ---------------------------------


  FAS
SYSTEM #                             DESCRIPTION                                  LOCATION          SERIAL NUMBER
--------  ----------------------------------------------------------------  -------------------  -------------------


Chemicals and biologicals owned by Neose including, but not limited to, all raw materials, intermediate compounds, finished goods, and equipment stored in warehouses, cold rooms, freezers, refrigerators, incubators, cryovats (except for any items stored by Auxilium)

Materials subject to, or covered by, intellectual property that is owned by, licensed to, or controlled by Neose

All equipment, materials, and supplies purchased by Neose after July 1, 2006

All IT Equipment (including, but not limited to hardware, software, communications equipment, printers, and copiers) except for such assets specifically identified as Included Assets on Exhibit B

Books, records and periodicals, including those on or in file cabinets, hanging file bins, bookshelves, bookcases, and high density storage

Binders, lab notebooks, equipment logbooks, and other documentation not specifically identified as Included Assets on Exhibit B

Back-up tapes

Drawings that are not specific to the Property or Included Assets

Contents of closets (except for janitorial supplies and cleaning equipment)

Spare parts for excluded assets

Wall hangings

Office supplies, shredder bins, and portable heaters

Preprinted documents and signs that include Neose's name, logo, or other identifying information

Non-swivel chairs in the main conference room

Personal effects of Neose employees

                                                    102 WITMER ROAD, HORSHAM, PA

                                   EXHIBIT C

                               PROPERTY DOCUMENTS

The following Property Documents have been provided to Buyer:

1.   Drawings, Plans and similar documents

     1.1  American Land Title Association (ALTA) Survey dated September 5, 2003.

     1.2  HVAC plan for offices and laboratories

     1.3  Site Plan dated September 27, 2001

     1.4  Lab 5 Upgrade plan (1999)

     1.5  Pilot Plant Renovation plan (2001)

     1.6  Pilot Plant Upgrade plan (2003)

     1.7  Pilot Plant Upgrade plan (2004)

     1.8  Lab 5 Upgrade plan (2005)

2.   Permits and Approvals

     2.1  Occupancy Permit - File number 000430902

     2.2  Occupancy Permit - File number 000396011

     2.3  Occupancy Permit - File number 000392749

     2.4  Occupancy Permit - File number 264719

     2.5  Occupancy Permit - File number 299819

     2.6  Certificate of Occupancy dated September 4, 2003 - Permit number 23645

     2.7  Certificate of Occupancy dated January 31, 2002 - Permit number 22149

     2.8  Certificate of Occupancy dated September 17, 2001 - Permit number
          21868

     2.9  Certificate of Occupancy dated July 19, 2001 - Permit number 21703

     2.10 Electrical approval dated February 23, 1997

     2.11 Plumbing permit dated January 14, 1997 - Permit number 8184

     2.12 Letter from the law offices of Grim, Biehn & Thatcher dated December 20, 2001 indicating that The Township of Horsham (the "Township") had granted conditional preliminary approval of Neose Technologies, Inc.'s ("Neose") land development plan

3.   Financial Information related to 102 Witmer Road

     3.1  Listing of insurance coverage for 102 Witmer Road

     3.2 A copy of the tax bill issued for the prior 3 years for real estate taxes

     3.3  Operating expense budget for 102 Witmer Road

     3.4  Complete Appraisal Self-Contained Report dated December 12, 2003

     3.5  Summary Complete Appraisal dated March 20, 1997

4.   Documents related to Land Use

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     4.1 Agreement To Accept Conditions dated January 29, 2002 by and between Neose and the Township (as filed)

     4.2 Easement Agreement dated January 24, 2002 by and between Neose and Liberty Property Limited Partnership

     4.3 Opinion and Order of June 11, 2001 of the Zoning Hearing Board of Horsham Township, Montgomery County, PA

     4.4 Declaration of Use Restriction Covenant dated December 11, 2001 (as filed)

     4.5 Agreement To Accept Conditions dated December 21, 2001 by and between Neose and the Township (as filed)

     4.6 Declaration of Covenants and restrictions dated March 13, 1997 (effective March 20, 1997) by and between Neose and Pennsylvania Business Campus Delaware, Inc. ("PBCD")

5.   Transaction Documents related to Neose's purchase of 102 Witmer Road

     5.1  Deed dated March 20, 1997 (as filed)

     5.2 Agreement for the Purchase and Sale of Real Property dated March 14, 1997 by and between Neose and PBCD

     5.3  Bill of Sale dated March 20, 1997

     5.4  General Assignment dated March 20, 1997 by and between Neose and PBCD

6.   Documents related to Environmental Matters

     6.1  Environmental Status Summary Memo dated July 17, 2006

     6.2  Phase I Environmental Site Audit Dated January 8, 1997

     6.3  Completed Phase I Audit questionnaire (completed for 8.2, above)

7. Current Service Contracts related to 102 Witmer Road with the following vendors:

     7.1  Airgas East

     7.2  Alfa Laval

     7.3  Applied Control Engineering

     7.4  Artic Coolers

     7.5  AT Chadwick Service Company

     7.6  Brickman Group

     7.7  Dionex Corp.

     7.8  Integrated Service Solutions

     7.9  JC Ehrlich & Co

     7.10 Johnson Controls

     7.11 Neu-Ion

8.   Other documents provided directly to Buyer

     8.1  Organizational documents of Neose

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        registered trademarks of Alexandria Real
                                        Estate Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     8.2  Commitment for Title Insurance from Lawyers Title Insurance Company

9.   Documents provided to agents or other representatives of Buyer

     9.1  Copies of July & August 2006 energy bills for Property

     9.2  Written summary of renovations to the Property

     9.3 Copy of air emissions permit issued by the PA Department of Environmental Protection ("PA DEP")

     9.4  PA DEP EPA number and status as a Small Quantity Generator

     9.5  Inventory of chemicals on the Property

     9.6  Chemical hygiene plan

     9.7  Radiation safety manual

     9.8  Documentation related to radiation decommissioning at the Property

     9.9 Copies of monthly reports to water authority regarding waste/effluent pH

     9.10 Copies of water authority permits

     9.11 Samples of waste manifest

     9.12 Current floor and site plan

     9.13 Summary of MSDS program procedures

     9.14 Neose environmental philosophy & policy document

     9.15 Names and addresses of waste haulers

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT D
                             PROPERTY QUESTIONNAIRE

                                    Attached

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

Property Questionnaire               102 WITMER ROAD, HORSHAM, PA 19044 - Page 1


                                                                            FORM
                                                            LAST REVISED 12/05/0

                      ALEXANDRIA REAL ESTATE EQUITIES, INC.

                             PROPERTY QUESTIONNAIRE

Name of Property: Neose Technologies, 102 Witmer Road, Horsham. PA, 19044
                  (the "PROPERTY")

     THIS QUESTIONNAIRE SHOULD BE COMPLETED BY THE PROPERTY MANAGER OR THE MOST SENIOR MANAGEMENT PERSON OF THE COMPANY THAT IS FAMILIAR WITH THE DETAILS OF THE PROPERTY AND ITS OPERATION.

1. Which of the following best describes the Property? (Check more than one box if applicable.)

     [ ]  Scientific research and development laboratory facility

     [ ] Assembly, distribution, pilot plant, or full-scale manufacturing facility

     [ ]  Headquarters or administrative offices

     [ ]  Build-to-suit or retrofit project

     [ ]  Warehouse facility

     [ ]  Raw land

     [ ]  Other (please describe):

2.   How many different tenants currently lease space at the Property?

     [X]  0-5

     [ ]  6-10

     [ ]  11-15

     [ ]  More than 15

N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                     102 WITMER ROAD, HORSHAM, PA 19044 - Page 2


3. a. Does any lease in connection with the Property provide for any rental payments based upon the net income or profits of the tenant(1) or that are contingent in any respect other than rental payments that vary (i) as a percentage or percentages of the tenant's gross receipts or sales, or (ii) because of "escalation clauses"? If yes, please explain.

     [ ] YES   [X] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     b. Do the terms of any lease contain "escalation clauses" other than standard escalation provisions requiring adjustments in the amount of rent due based upon changes in the consumer price index or in the costs of the Owner for insurance, property taxes or maintenance expenses? If yes, please list all such items that would potentially require any adjustment under any escalation clause.

     [ ] YES   [X] NO

     List: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     c. In connection with the lease of the Property, is any tenant entitled to receive any economic incentives (e.g., "free" or reduced rent, tenant improvement allowances, etc.)' If yes, please explain.

     [ ] YES   [X] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     d. Are the terms of all lease payments and formulas typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market, and do these provisions conform with normal business practice? If no, please explain which provisions are not typical or customary, or do not conform with normal business practice.

     [X] YES   NO [ ]

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

----------
(1) Responses to any questions about leases or tenants should take into account, where applicable, any subleases and sub-tenants.

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                    102 WITMER ROAD, HORSHAM, PA 19044 -  Page 3


     e. Which of the following best describes the percentage of the leases that are "triple net"?

     [X] ALL   [ ] MOST   [ ] SOME   [ ] NONE

     N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

4. a. Is the percentage of the total rent attributable to personal property more than 15 percent of the total rent from any lease?

     [ ] YES   [ ] NO   N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     b. Are any temperature-controlled or other specialized rooms located at the Property (e.g., "cold rooms", "warm rooms", or "clean rooms")? If yes, please list the approximate number of such items located in each unit and/or floor.

     [ ] YES   [ ] NO

     List: four cold rooms (three at 2-8 C, one at -20 C), entire pilot plant consists of clean rooms

     c. Do any of the units at the Property contain any individual air conditioning, heating, refrigeration, or freezer units that are owned or leased by the Owner, other than centralized HVAC or any specialized rooms described in question 4(b)? If yes, please describe.

     [ ] YES   [ ] NO

     Explain: Miscellaneous refrigerators and freezers are located in a number of rooms/laboratories

     d. Do any of the units at the Property contain any movable lab benches or tables, furniture (e.g., desks, chairs or lamps), laboratory equipment (e.g., microscopes, centrifuges or glassware), boilers, air compressors, deionizing apparatus, reverse osmosis apparatus, vacuum pumps, glassware washers, oven dryers, animal washers, animal caging, incinerators, or other significant items of specialized equipment that is owned or leased by the Owner? If yes, please attach a list of such items (if available).

     [ ] YES   [ ] NO   See equipment list attached

5. a. Does any entity other than the Owner manage the Property or any portion of the Property (the "MANAGER")? if yes, please identify the Manager;

     [ ] YES   [ ] NO - PROPERTY IS OCCUPIED FULLY BY OWNER

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                     102 WITMER ROAD, HORSHAM, PA 19044 - Page 4


     Name of Manager: ______________________

     b. If the answer to question 5(a) is yes, are there any arrangements pursuant to which the Manager refunds, rebates or otherwise provides any credit with respect to its fee relating to the Property? If yes, please explain.

     [ ] YES   [ ] NO   [ ] N/A

     Explain:

     c. Does the Owner employ any on-site personnel at the Property? If yes, please name such person(s) and describe their general duties.

     [ ] YES   [X] NO

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

6. a. Are all services provided to tenants of the Property by the Owner or the Manager (if applicable) typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If no, please describe which services or arrangements are not typical and customary.

     [X] YES   [ ] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     b. Are you aware of any other services provided to tenants by any person hired by the Owner or the Manager that are not typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If yes, please explain.

     [ ] YES   [X] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

7. a. Are there any arrangements for the Owner or the Manager to provide architectural, construction or engineering services to any tenant at the Property (e.g. "building-out" the Property as part of lease inducements)?

     [ ] YES   [X] NO   N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                     102 WITMER ROAD, HORSHAM, PA 19044 - Page 5


IF THE ANSWER TO QUESTION 7(A) IS NO, PLEASE SKIP TO QUESTION 8; OTHERWISE, PLEASE ANSWER QUESTIONS 7(B) THROUGH 7(D).

     b. Are such arrangements only provided as an inducement to the tenant to enter into or extend a lease?

     [ ] YES   [ ] NO

     c. Are such arrangements typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If no, please explain which arrangements are not typical and customary.

     [ ] YES   [ ] NO

     Explain:

     d. Does the Owner or the Manager expect to derive any income (e.g., development fees) from such arrangements? If yes, please describe.

     [ ] YES   [ ] NO

     Explain:

     e. Do any such arrangements provide for the purchase, funding, or installation by the Owner of any significant items of property which could be deemed to constitute "personal property"? If yes, please describe any such items of property.

     [ ] YES   [ ] NO

     Explain:

8. a. Please check any utility services that the Owner or the Manager directly or indirectly plays any role in providing to tenants at the Property:

     [ ] Electric   [ ] Gas   [ ] Water   [ ] Telephone

     [X] Heat/Air cond.   [ ] Sewage   [ ] Facsimile   [ ] Cable TV

     [ ] Other: (Please list) T1 Lines

     NOTE - THE SERVICES CHECKED ABOVE ARE AVAILABLE AT THE PROPERTY, THOUGH OWNER MAY NOT UTILIZE ALL OF THOSE CHECKED.

     b. Are all such utility services typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If no, please list any utility services that are not typical and customary,

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
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

                                     102 WITMER ROAD, HORSHAM, PA 19044 - Page 6


     [ ] YES   [ ] NO   [ ] N/A

     List:

     c. Are tenants charged, either as a separate recoverable amount or as part of common area maintenance costs, for all such utility services? If no, please explain which services are provided at no charge and whether this is a typical and customar practice for properties of a quality and character similar to the Property that are local in the same geographic market.

     [ ] YES   [X] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     d. Are individual units separately metered to measure utility usage, with tenants charged by the Owner or the Manager, as appropriate, in proportion to usage? If no please briefly explain how charges for utilities are determined and allocated among the various tenants (e.g., pro-rata based on square footage, etc.).

     [ ] YES   [X] NO   [ ] N/A

     Explain:

     e. If any tenant is charged by the Owner or the Manager for any utility service, the tenant billed without any fee, income, profit or other markup over the cost? If no, please explain.

     [ ] YES   [ ] NO   [ ] N/A

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

     f. Does the Owner or the Manager derive any income from any utility provider a the Property? If yes, please explain.

     [ ] YES   [X] NO   [ ] N/A

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

     a. Are pay telephones and vending (e.g., soda, cigarette, candy, etc.) mach provided at the Property by the Owner, by the Manager, or by third-party suppliers? (Check more than one response if appropriate.)

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
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

                                    102 WITMER ROAD, HORSHAM, PA 19044 -  Page 7


     [ ] OWNER   [ ] MANAGER   [ ] THIRD PARTY   [ ] N/A

     Explain: Third party provides vending machine currently

     b. If pay telephones or vending machines are provided or operated by a third-party supplier, does that person pay the Owner or the Manager any rent, fee, or any other amount?

     [ ] YES   [ ] NO   [ ] N/A

     c. If the answer to question 9(b) is yes, is such amount fixed or based upon a percentage of gross receipts? If it is not fixed or based upon a percentage of gross receipts, please explain.

     [ ] YES   [ ] NO   [ ] N/A

     Explain:

10. a. Please check any of the following that describes the parking provided at or with respect to the Property. (Check more than one box if applicable.)

          [ ]  Open lot / no gated entry

          [ ]  Open lot / gated entry

          [ ]  Single level parking garage

          [ ]  Multi-tier parking garage

          [ ] Specific spaces (or group of spaces) reserved or preferential parking for tenant(s) or their employees

          [ ]  Cashier/parking lot attendant on duty

          [ ]  Valet parking available

          [ ]  Security guard on duty

     b. Is all parking at or with respect to the Property available to tenants (or to their or employees or guests) without separate charge and only on an unreserved basis (i.e., no tenant is assigned particular space(s)), other than valet parking services (as described in response to question 11(c) below) or reserved parking for handicapped persons? If no, please explain the parking arrangements between the Owner and the tenants.

     [X] YES   [ ] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     c. Are there any attendants or are any additional related services provided (e.g., valet parking, security, car wash)? If yes, please describe the functions of such

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
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

                                     102 WITMER ROAD, HORSHAM, PA 19044 - Page 8


     person(s) and the nature of such services (including any services indicated in respons to question 10(a)). In addition, please indicate whether any such services are typical and customary for properties of a similar character and quality as the Property that are located in the same geographic market.

     [ ] YES   [ ] NO

     Explain:

     d. For those persons who pay to park at the Property (including in connection with any valet parking services), please indicate the period of time, if any, for which their parking privileges are generally valid (e.g., hourly, daily, monthly, etc.).

     Duration: N/A

     e. Is there a person or entity (an "Operator") that either operates the parking facilities or provides related services (e.g., valet services)? If yes, please identify the Operator and attach any separate agreement evidencing those arrangements.

     [ ] YES   [ ] NO

     Operator(s): ___________________

IF THE ANSWER TO QUESTION 10(E) IS NO, PLEASE SKIP TO QUESTION 11; OTHERWISE, PLEASE ANSWER QUESTIONS 10(F) THROUGH 10(H).

     f. Please briefly explain the manner in which each Operator is compensated for it role in providing parking (e.g., fixed fee, percentage of gross parking revenues, etc.).

     Explain:

     g. Does either of the Owner or the Manager bear any portion of any Operator's costs or expenses? If yes, please explain the arrangement.

     [ ] YES   [ ] NO   [ ] N/A

     Explain:

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
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                                     102 WITMER ROAD, HORSHAM, PA 19044 - Page 9


     h. Does either of the Owner or the Manager derive any income from the Opera from any parking charges? If yes, please explain.

     [ ] YES   [ ] NO   [ ] N/A

     Explain:

11. Does the Owner or the Manager directly or indirectly play any role in providing security services to individual tenants? Answer no if the only involvement of these entities in providing security services is with respect to the Property as a whole or its common areas, and not for individual units or tenants.

     [ ] YES   [X] NO   [ ] PROPERTY IS OCCUPIED FULLY BY OWNER

12. a. Does the Owner or the Manager directly or indirectly play any role in providing janitorial services to individual tenants? Answer no if the only involvement these entities in providing janitorial services is with respect to the Property as a whole its common areas, and not for individual units or tenants.

     [ ] YES   [X] NO   [ ] PROPERTY IS OCCUPIED FULLY BY OWNER

     IF THE ANSWER TO QUESTION 12(a) IS NO, PLEASE SKIP TO QUESTION 13; OTHERWISE, PLEASE ANSWER QUESTIONS 12(b) THROUGH 12(d).

     b. Is the provision of such service typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If no, please explain.

     [ ] YES   [ ] NO

     Explain:

     c. Does the Owner or the Manager bear any portion of the cost or expense of providing janitorial services to tenants? If yes, please explain.

     [ ] YES   [ ] NO

     Explain:

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
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

                                    102 WITMER ROAD, HORSHAM, PA 19044 - Page 10


     d. Does the Owner or the Manager derive any income in connection with the janitorial services provided to tenants? If yes, please explain.

     [ ] YES   [ ] NO

     Explain:

     e. Are tenants directly or indirectly charged for any janitorial services provided at the Property? If yes, please briefly explain the manner in which these charges are determined (e.g., pro-rata based on relative square footage).

     [ ] YES   [ ] NO

     Explain:

13. a. Is the actual maintenance of the Property's common areas performed by employees of the Owner, the Manager, or an unrelated third-party? (Check more than one response if appropriate.)

     [ ] OWNER   [ ] MANAGER   [ ] THIRD-PARTY

     NO COMMON AREA, PROPERTY IS OCCUPIED FULLY BY OWNER

     b. Does the Owner or the Manager bear any portion of the cost of common area maintenance? If yes, please explain.

     [ ] YES   [X] NO

     Explain: N/A - NO COMMON AREA, PROPERTY IS OCCUPIED FULLY BY OWNER

     c. Are tenants charged for common area maintenance? If yes, please explain the manner in which these charges are determined (e.g., pro-rata based on relative square footage).

     [ ] YES   [X] NO   N/A - NO COMMON AREA, PROPERTY IS OCCUPIED FULLY BY
     OWNER

     d. Are the services and arrangements with respect to the Property's common area maintenance typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If no, please explain.

     [X] YES   [ ] NO

     Explain: N/A - NO COMMON AREA, PROPERTY IS OCCUPIED FULLY BY OWNER

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                    102 WITMER ROAD, HORSHAM, PA 19044 - Page 11


14. Are any tenants charged by the Owner or the Manager any fee or other amount that is not typically and customarily charged in connection with the rental of properties of a character and quality similar to the Property in the same geographic market?(2) If yes, please explain.

     [ ] YES   [X] NO   [ ] N/A

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

15. a. Does the Owner or the Manager render any services to any tenant (or to employees of any tenant) other than as disclosed above in this questionnaire (e.g., glassware cleaning, electron microscopy, animal care or storage, information services (e.g., Internet or LAN connections), telecommunication services (e.g., voice mail), day care, babysitters, food services, etc.)?

     [ ] YES   [X] NO

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     b. Are all of the services described in the response to question 15(a) above typical and customary for properties of a character and quality similar to the Property that are located in the same geographic market? If no, please describe which services or amenities are not typical and customary.

     [X] YES   [ ] NO   [ ] N/A

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

     c. Does the Owner or the Manager directly or indirectly derive any income, bear a costs or expenses, or employ any persons in connection with any atypical or non-customary services indicated in the response to question 15(b) above? If yes, please explain.

     [ ] YES   [X] NO   [ ] N/A

     Explain: N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

----------
(2) Typical and customary fees might include, in some markets, late payment fees, subleasing fees, application fees, credit check fees, release fees, etc.

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                    102 WITMER ROAD, HORSHAM, PA 19044 - Page 12


16. Is any space at the Property leased to any non-commercial tenants (i.e., residential tenants)?

     [ ] YES   [ ] NO

17. a. Are any services rendered to any tenant by third-party suppliers hired by the Owner or the Manager, other than as previously disclosed in this questionnaire?

     [ ] YES   [X] NO   N/A - PROPERTY IS OCCUPIED FULLY BY OWNER

     b. if the answer to question 17(a) above is yes, are all of those services typical an customary for properties of a character and quality similar to the Property that are located in the same geographic market? If not, please describe which services are not typical and customary.

     [ ] YES   [ ] NO   [ ] N/A

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

     Does any of the Owner, an Affiliate or the Manager share in any income or compensation received by any third-party service provider with respect to the rendering of services to any tenant, other than as previously disclosed in this questionnaire? If yes, please explain the arrangements.

     [ ] YES   [X] NO   [ ] N/A

     Explain: PROPERTY IS OCCUPIED FULLY BY OWNER

18. Does the Company or the Manager engage in any revenue-generating activities in connection with the Property not mentioned previously in this questionnaire (other than the rental of real property or the investment of excess cash)?

     [ ] YES   [ ] NO

     Explain:

19.  a. Does the Owner separately lease any storage space at the Property?

     [ ] YES   [ ] NO

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                                    102 WITMER ROAD, HORSHAM, PA 19044 - Page 13


b. if the answer to question 19(a) is yes, is such storage space a temperature-controlled or other specialized room described in question 4(b) (e.g., freezer warehouse)?

[ ] YES   [ ] NO

Explain:


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


              , 200
--------------     -                    ----------------------------------------
                                        Signature

                                        SEE ATTACHED. PREPARED
                                        BY JIM WHITE & REVIEWED
                                        BY LARRY DIAMOND
                                        7/25/06

           (C) All Rights Reserved -- Alexandria Real Estate Equities, Inc. 1999
                                        CONFIDENTIAL - DO NOT COPY OR DISTRIBUTE

                      ALEXANDRIA REAL ESTATE EQUITIES, INC.

                           NEW PROPERTY REPORTING FORM

Property Name: Neose Technologies, 102 Witmer Road, Horsham, PA
Address: 102 Witmer Road, Horsham, PA 19044
Property Type (i.e., industrial, retail, office, warehouse, etc.): office/lab Owned or Leased: Owned
Operational Activities of Tenants: LAB & MANUFACTURING

BUILDING DESCRIPTION & CONSTRUCTION (SUBMIT SEPARATE SHEETS FOR EACH BUILDING)

Building Construction:       CMU/steel on slab
Roof Construction:           Membrane
Number of Buildings:         1                   Land Area:                       4.1 acres
Stories Above Grade:         1                   Building Square Feet (gross):    50,000
Stories Below Grade:         0                   Building Square Feet (rentable): 50,000
Year Built / Refurbished:    approx. 1975        Parking Square Feet:             NOT CALCULATED
Date Acquired:               9/06                No. of Parking Spaces:           109
Date of Seismic Upgrade:     N/A                 No. of Elevators/Escalators:     0
Boiler / Machinery Exposure: ___________________________________________________________________

LIFE SAFETY & SECURITY

Percent of Building Sprinklered: 100%            Smoke Detection: Yes
Central Alarm:                   Yes             Fire Detection:  Yes
Fire / Life Safety System Notes: All up to code. Fire Department pre-planning visits complete.
Security Provisions Access controlled 24/7/365, key card access or access through reception/receiving c Burglary system detects door break, glass breaks, specific door openings during armed Strategically located alarm 'panic button' also in place.

VALUES

Building:   ___ )
Contents:   $-- ) T.B.D.
Rent:       $-- )
Total:      $-- )

Submitted by:

Name:                                   Date:
      -------------------------------         ----------------------------------
Title:
       ------------------------------
       SEE ATTACHED. PREPARED BY
       JIM WHITE & REVIEWED
       BY LARRY DIAMOND
       7/25/06

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT E
                             SURVEYOR'S CERTIFICATE

To: ARE-PA REGION NO. 6, LLC, a Delaware limited liability company, its successors and assigns, and Chicago Title Insurance Company.

This is to certify that this map or plat and the survey on which it is based were made on the date shown below of the premises described in Chicago Title Insurance Company's title commitment dated as of June 1, 2006, issued under Order No. 810600251, (i) in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and NSPS in 2005, as defined therein, and includes Items 2, 3, 4, 6, 7(a), 7(b)(1), 7(c), 8, 9, 10, 11(a), 13, 14, 16, 17 and 18 of Table A thereof.
Pursuant to the Accuracy Standards for ALTA/ACSM Land Title Surveys as adopted by ALTA and NSPS and in effect on the date of this certification, the undersigned further certifies that in my professional opinion as a land surveyor registered in the Commonwealth of Pennsylvania, the Relative Positional Accuracy of this survey does not exceed that which is specified therein. This survey was also made in accordance with the Commonwealth of Pennsylvania Minimum Standards of Practice for Land Surveyors.

The subject property contains _______________ square feet or _______________ acres, is located in a zoning district classification of _______________, and contains _______________ regular parking spaces and _______________ handicapped parking spaces, totaling _______________ regular and handicapped parking spaces.

The survey correctly shows the zone designation of any area shown as being within a Special Flood Hazard Area according to current Federal Emergency Management Agency Maps which make up a part of the National Flood Insurance Administration Report; Community No. _______________, Panel No._______________ dated _______________ ___, 2006.

The subject property has ingress and egress to and from _______________ which is a paved, public right-of-way.

The street address of the subject property is 102 Witmer Road, Horsham, Pennsylvania.

[Surveyor's Name]


By                                      Date:
   ----------------------------------         ----------------------------------
           Registered Land Surveyor No.
   -------                              ------------

Date of Survey:
                       --------------
Date of Last Revision:
                       --------------

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT F
                                      DEED

PREPARED BY:

DIANA LIU, ESQUIRE
WOLF, BLOCK, SCHORR AND SOLIS-COHEN, LLP
1650 ARCH STREET, 22ND FLOOR
PHILADELPHIA, PA 19103

RECORD AND RETURN TO:

KEVIN L. SHEPHERD, ESQUIRE
VENABLE LLP
SUITE 1800, TWO HOPKINS PLAZA
BALTIMORE, MD 21201-2978

TAX PARCEL NO. _______________

                                      DEED

     THIS INDENTURE made this _______________ day of September, 2006, between NEOSE TECHNOLOGIES, INC., a Delaware corporation ("GRANTOR"), and ARE-PA REGION NO. 6, LLC, a Delaware limited liability company ("GRANTEE").

     WITNESSETH, GRANTOR, for and in consideration of the sum of Twenty-One Million Fifty Thousand Dollars ($21,050,000) lawful money of the United States, unto Grantor well and truly paid by GRANTEE, at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has conveyed, granted, bargained, sold, released, and confirmed, and by these presents does convey, grant, bargain, sell, release, and confirm unto GRANTEE, its successors and assigns:

     ALL THAT CERTAIN lot or piece of ground described on Schedule A attached hereto.

     BEING THE SAME premises that the Pennsylvania Business Campus Delaware, Inc., a Delaware corporation, by Deed dated March 20, 1997, and recorded March 25, 1997 in the Office for the Recording of Deeds, in and for the County of Montgomery, Commonwealth of Pennsylvania in Deed Book 5180 page 1582, granted and conveyed unto Grantor, in fee.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     TOGETHER with all and singular the buildings, improvements, streets, alleys, passages, ways, waters, water-courses, rights, liberties, privileges, hereditaments, and appurtenances whatsoever thereunto belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim, and demand whatsoever, of GRANTOR, in law, equity, or otherwise, of, in, and to the same.

     TO HAVE AND TO HOLD the said lot or piece of ground above described, with the buildings and improvements thereon erected, hereditaments, and premises hereby granted, or mentioned and intended so to be, with the appurtenances unto GRANTEE, its successors and assigns, to and for the only proper use and behoof of GRANTEE, its successors and assigns, forever.

     AND GRANTOR, for itself and its successors and assigns, does by these presents, covenant, grant, and agree, to and with GRANTEE, its successors and assigns, that Grantor and its successors and assigns, all and singular the hereditaments and premises herein above described and granted, or mentioned and intended so to be, with the appurtenances, unto GRANTEE, its successors and assigns, against Grantor, its successors and assigns, and against all and every other person or persons whomsoever lawfully claiming or to claim the same or any part thereof, by, from, or under it, them, or any of them, shall and will WARRANT and forever DEFEND.

     IN WITNESS WHEREOF, GRANTOR has executed this Deed as a sealed instrument the day and year first above written.

                                        NEOSE TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                              ----------------------------------

COMMONWEALTH OF   :
                  : SS.
COUNTY OF         :

     ON THIS, the _______________ day of _______________, 2006, before me, the undersigned officer, a Notary Public, personally appeared _______________, who acknowledged himself/herself to be the _______________ of Neose Technologies, Inc., a Delaware corporation, and further acknowledged that he/she, as such Officer and being authorized to do so, executed the foregoing instrument as the act and deed of the corporation for the purposes therein contained by signing the name of the corporation by himself/herself as such Officer.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        ----------------------------------------
                                                      Notary Public

                   The address of the within-named Grantee is:

                            ARE-PA REGION NO. 6, LLC
                   C/O ALEXANDRIA REAL ESTATE EQUITIES, INC.
                        385 E. COLORADO BLVD., SUITE 299
                           PASADENA, CALIFORNIA 91101
                         ATTENTION: CORPORATE SECRETARY
                               RE: 102 WITMER ROAD



                                        ----------------------------------------
                                                On Behalf of the Grantee

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                   SCHEDULE A

Metes and Bounds description of Unit 30, Block 60A, APN # 36-00-11954-016, lands now or formerly Neose Technologies, Inc., Horsham Township, Montgomery County, Commonwealth of Pennsylvania as described on the ALTA/ACSM Land Title Survey prepared by Control Point Associates, Inc., dated August 8, 2006, File No. CP97002.02 as follows:

BEGINNING at a concrete monument along the Northeasterly legal right-of-way of Witmer Road (a.k.a. T-405, 60.00 feet wide right-of-way), at its intersection with the dividing line between Unit 30, Block 60A, APN #36-00-11954-016, Lands now or formerly Neose Technologies, Inc., and Unit 1, Block 60A, APN #36-00-11954-025, Lands now or formerly Liberty Property Limited Partnership, and from said point of beginning running, thence;

1. along the northeasterly legal right-of-way line of Witmer Road, North 23 degrees 42 minutes 10 seconds West, a distance of 376.11 feet to a point, thence;

2. along the dividing line between Unit 30, Block 60A, APN # 36-00-11954-016, and Unit 29, Block 60A, APN # 36-00-11954-007, Lands now or formerly Liberty Property Limited Partnership, North 44 degrees 49 minutes 22 seconds East, a distance of 428.99 feet to a railroad spike, thence;

3. along the dividing line between Unit 30, Block 60A, APN # 36-00-11954-016 and Unit 22, Block 60A, APN # 36-00-10235-052, Lands now or formerly Liberty Property Limited Partnership, South 45 degrees 10 minutes 38 seconds East, a distance of 350.00 feet to a concrete monument;

4. along the dividing line between Unit 30, Block 60A, APN #36-00-11954-016 and Unit 1, Block 60A, APN # 35-00-11954-025, South 44 degrees 49 minutes 22 seconds West, a distance of 566.68 feet to a concrete monument on the northeasterly legal right-of-way of Witmer Road and the point and place of beginning.

Containing 174,242 square feet or 4.000 acres, more or less.

TOGETHER WITH easements as set forth in Easement Agreement between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Neose Technologies, Inc., a Delaware corporation, dated January 24, 2002 and recorded January 30, 2002 in the Office of the Recorder of Deeds in and for the County of Montgomery, Pennsylvania in Deed Book 5393 at Page 2346.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT G
                              SELLER'S CERTIFICATE

     The undersigned hereby certifies to ARE-PA REGION NO. 6, LLC, a Delaware limited liability company ("BUYER") that, as of the date hereof:

1. all of the representations, covenants and warranties of Neose Technologies, Inc., a Delaware corporation ("SELLER"), made in or pursuant to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of September __, 2006 (the "AGREEMENT"), between Seller and Buyer are true, accurate, correct and complete;

2. all conditions to the Closing (as such term is defined in the Agreement) that Seller was to satisfy or perform have been satisfied and performed; and

3. all conditions to the Closing that Buyer was to perform have been satisfied and performed.

Dated September ___, 2006               Neose Technologies, Inc., a
                                        Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT H
                              NON-FOREIGN AFFIDAVIT

1. Section 1445 of the Internal Revenue Code of 1986, as amended (the "CODE"), provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.

2. In order to inform ARE-PA REGION NO. 6, LLC, a Delaware limited liability company, and its nominees, designees and assigns (collectively, "TRANSFEREE"), that withholding of tax is not required upon the disposition by Neose Technologies, Inc., a Delaware corporation ("TRANSFEROR"), of the United States real property more particularly described on Exhibit A attached hereto and incorporated herein by reference (the "PROPERTY"), the undersigned Transferor certifies and declares by means of this certification, the following:

     a. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the Code and the Income Tax Regulations).

     b.   Transferor's federal taxpayer identification number is: 13-3549286.

     c.   Transferor's address is: 102 Witmer Road
                                   Horsham Pennsylvania 19044

     3. Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained in this certification may be punished by fine, imprisonment or both.

     Under penalties of perjury, Transferor declares that it has carefully examined this certification and it is true, correct and complete.

     Executed this _________ day of September, 2006 at ________________________.

TRANSFEROR:                             NEOSE TECHNOLOGIES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Metes and Bounds description of Unit 30, Block 60A, APN # 36-00-11954-016, lands now or formerly Neose Technologies, Inc., Horsham Township, Montgomery County, Commonwealth of Pennsylvania as described on the ALTA/ACSM Land Title Survey prepared by Control Point Associates, Inc., dated August 8, 2006, File No. CP97002.02 as follows:

BEGINNING at a concrete monument along the Northeasterly legal right-of-way of Witmer Road (a.k.a. T-405, 60.00 feet wide right-of-way), at its intersection with the dividing line between Unit 30, Block 60A, APN #36-00-11954-016, Lands now or formerly Neose Technologies, Inc., and Unit 1, Block 60A, APN #36-00-11954-025, Lands now or formerly Liberty Property Limited Partnership, and from said point of beginning running, thence;

1. along the northeasterly legal right-of-way line of Witmer Road, North 23 degrees 42 minutes 10 seconds West, a distance of 376.11 feet to a point, thence;

2. along the dividing line between Unit 30, Block 60A, APN # 36-00-11954-016, and Unit 29, Block 60A, APN # 36-00-11954-007, Lands now or formerly Liberty Property Limited Partnership, North 44 degrees 49 minutes 22 seconds East, a distance of 428.99 feet to a railroad spike, thence;

3. along the dividing line between Unit 30, Block 60A, APN # 36-00-11954-016 and Unit 22, Block 60A, APN # 36-00-10235-052, Lands now or formerly Liberty Property Limited Partnership, South 45 degrees 10 minutes 38 seconds East, a distance of 350.00 feet to a concrete monument;

4. along the dividing line between Unit 30, Block 60A, APN #36-00-11954-016 and Unit 1, Block 60A, APN # 35-00-11954-025, South 44 degrees 49 minutes 22 seconds West, a distance of 566.68 feet to a concrete monument on the northeasterly legal right-of-way of Witmer Road and the point and place of beginning.

Containing 174,242 square feet or 4.000 acres, more or less.

TOGETHER WITH easements as set forth in Easement Agreement between Liberty Property Limited Partnership, a Pennsylvania limited partnership and Neose Technologies, Inc., a Delaware corporation, dated January 24, 2002 and recorded January 30, 2002 in the Office of the Recorder of Deeds in and for the County of Montgomery, Pennsylvania in Deed Book 5393 at Page 2346.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                    EXHIBIT I
                           BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT ("BILL OF SALE") is made as of September _______________, 2006, by NEOSE TECHNOLOGIES, INC., a Delaware corporation ("SELLER"), to ARE-PA REGION NO. 6, LLC, a Delaware limited liability company ("BUYER").

                                    RECITALS

     A. Seller is the owner of that certain real property known as 102 Witmer Road, Horsham, Pennsylvania 19044 (the "REAL PROPERTY").

     B. Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of September __, 2006 (the "PURCHASE AGREEMENT"), with respect to, among other things, the acquisition of the "PERSONAL PROPERTY" and the "INTANGIBLE PROPERTY," and certain other property.

     C. The Purchase Agreement requires Seller to convey all of Seller's right, title and interest in, to and under the Personal Property and the Intangible Property to Buyer.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby agrees as follows:

1. Unless the context otherwise requires, all capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Purchase Agreement.

2. Seller does hereby unconditionally, absolutely, and irrevocably grant, bargain, sell, transfer, assign convey, set over and deliver unto Buyer all of Seller's right, title and interest in and to:

     A.   Personal Property; and

     B. Intangible Property and, together with the Personal Property, the "PROPERTY."

3. Seller represents and warrants that its title to the Property is free and clear of all liens, mortgages, pledges, security interests, prior assignments, encumbrances and claims of any nature other than the Permitted Exceptions. Auxilium Pharmaceuticals, Inc., a Delaware corporation, shall be an intended third party beneficiary of the provisions of this Section 3 of this Bill of Sale and shall have the right to enforce the provisions of this Section 3 as fully as Buyer.

4. Seller hereby agrees to indemnify, protect, defend and hold Buyer harmless from and against any and all claims, losses, damages, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred or suffered by Buyer in

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     connection with the Property and arising prior to the Closing. Buyer hereby agrees to indemnify, protect, defend and hold Seller harmless from and against any and all claims, losses, damages, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred or suffered by Seller in connection with the Property and arising on or after the Closing.

5. This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6. This Bill of Sale and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its principles of conflicts of law.

                            [SIGNATURES ON NEXT PAGE]

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     IN WITNESS WHEREOF, this Bill of Sale was made and executed as of the date first above written.

SELLER:                                 NEOSE TECHNOLOGIES, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

                                   EXHIBIT J
                             FORM OF CC&R ESTOPPEL

Re: 102 Witmer Road
    Horsham Township, Pennsylvania

                        DECLARATION ESTOPPEL CERTIFICATE

     THIS DECLARATION ESTOPPEL CERTIFICATE ("THIS CERTIFICATE") has been executed this _________ day of September, 2006, by LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "DECLARANT"), to and for the benefit of ARE-PA REGION NO. 6, LLC, a Delaware limited liability company ("ARE-PA"). ARE-PA and its successors and assigns are collectively referred to as "BENEFICIARY".

                                   RECITALS:

     A. Beneficiary has now or will soon hereafter acquire fee simple title to the above-referenced property situate and lying in Horsham Township, Montgomery County, Pennsylvania (the "PROPERTY"). The current owner of the Property is Neose Technologies, Inc., a Delaware corporation ("CURRENT OWNER").

     B. Reference is made to (1) the Declaration of Covenants, Conditions, and Restrictions by The Prudential Insurance Company of America, as the original "Declarant" thereunder, dated February 28, 1983 and recorded among the Land Records of Montgomery County, Pennsylvania (the "LAND RECORDS") in Book 4702, Page 1770, as amended by that certain (a) First Amendment to Declaration of Covenants, Conditions and Restrictions dated February 12, 1992 and recorded among the Land Records in Deed Book 5103, Page 2212, and subsequently re-recorded in Deed Book 5109, Page 1579, (b) Second Amendment to Declaration of Covenants, Conditions and Restrictions and First Amendment to Assignment of Easement dated January 17, 1995 and recorded among the Land Records in Deed Book 5103, Page 2224, and subsequently re-recorded in Deed Book 5109, Page 1586, and
(c) Third Amendment to Declaration of Covenants, Conditions and Restrictions dated February 18, 2000 and recorded among the Land Records in Deed Book 5310, Page 0904 (collectively, the "PRUDENTIAL DECLARATION"), and (2) the Declaration of Covenants and Restrictions by and between Pennsylvania Business Campus Delaware, Inc., as the original "Approving Agent" thereunder ("PBCD"), and the Current Owner, dated March 13, 1997 and recorded among the Land Records in Deed Book 5180, Page 1587 (the "PBCD DECLARATION")(the Prudential Declaration and the PBCD Declaration hereinafter sometimes collectively referred to as the "DECLARATIONS").

     C. As of the date of this Certificate, Declarant is (1) the "Declarant" under the Prudential Declaration and (2) the "Approving Agent" under the PBCD Declaration.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary
                                        - Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     D. Beneficiary has requested and Declarant has agreed to deliver this Certificate with respect to certain matters covered under the Declarations.

     In consideration of the recitals set forth above, Declarant hereby represents, warrants and certifies to Beneficiary, and otherwise consents and approves, the following:

     1. Declarations.

          (A). Prudential Declaration.

               (1) Declarant. As of the date hereof, Declarant is the "Declarant" under the Prudential Declaration with the rights, privileges and responsibilities granted the "Declarant" thereunder. As of the date hereof, Declarant owns more than 60% of the Property (as defined in the Prudential Declaration).

               (2) Full Force and Effect; No Defaults. The Prudential Declaration is currently in full force and effect and has not been further amended, supplemented or revised. Declarant hereby confirms and certifies to Beneficiary that, to the best of Declarant's actual knowledge, without independent investigation, the Property and the current Owner are not in default under the Prudential Declaration.

               (3) Assessments. As of the date hereof, all assessments, penalties and other payments due under the Declaration with respect to the Property, if any (including any allocable maintenance costs and expenses with respect to the "Easement Area" (as defined in Section 7 of the Prudential Declaration)) have been paid, and there are no sums due and payable with respect to the Property. With respect to the "Easement Area", the Property has previously been assessed $______________________________ monthly/quarterly/annually, and assessments from and after the date hereof are estimated to be $_____________________________ on a monthly/quarterly/annual basis.

               (4) Improvements. To the best of Declarant's actual knowledge, without independent investigation, all improvements located upon the Property as of the date hereof have been constructed in accordance with, and are otherwise not in violation of, the terms, conditions, provisions and requirements of the Prudential Declaration (including, but not limited to, Sections 2 and 3 thereof).

          (B). PBCD Declaration.

               (1) Declarant. As of the date hereof, Declarant is the "Approving Agent" under the PBCD Declaration with the rights, privileges and responsibilities granted the "Approving Agent" thereunder.

               (2) Full Force and Effect; No Defaults. The PBCD Declaration is currently in full force and effect and has not been further amended, supplemented or revised.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

          Declarant hereby confirms and certifies to Beneficiary that, to the best of Declarant's actual knowledge, without independent investigation, the Property and the Current Owner are not in default under the PBCD Declaration.

               (3) Assessments. To the best of Declarant's actual knowledge, without independent investigation, as of the date hereof, all assessments, penalties and other payments due under the PBCD Declaration with respect to the Property, if any, have been paid, and there are no sums due and payable with respect to the Property.

               (4) Improvements. To the best of Declarant's actual knowledge, without independent investigation, all improvements located upon the Property as of the date hereof have been constructed in accordance with, and are otherwise not in violation of, the terms, conditions, provisions and requirements of the PBCD Declaration (including, but not limited to, Section 2 thereof).

     2. Notice. Effective upon Beneficiary's acquisition of the Property, (a) Beneficiary will be entitled to all voting and other benefits under the Declarations with respect to the Property, if any; and (b) all notices, demands, or other written communication delivered by Declarant under the Declarations or any other instrument applicable thereto, shall be delivered to Beneficiary in the manner set forth therein, as applicable, to the following address (or such other or further addresses as Beneficiary may hereafter designate in writing):

                         ARE-PA Region No. 6, LLC
                         c/o Alexandria Real Estate Equities, Inc.
                         385 E. Colorado Blvd., Suite 299
                         Pasadena, California 91101
                         Attention: Corporate Secretary
                         Re: 102 Witmer Road

     3. Statement of Authority. The person(s) executing this Certificate on behalf of Declarant has the power and authority to execute and deliver this Certificate on behalf of Declarant.

     4. Reliance. Declarant hereby acknowledges and agrees that Beneficiary has the right to rely and will rely on this Certificate, and the certifications and statements by Declarant herein, in connection with Beneficiary's acquisition of the Property.

     5. Successors and Assigns. This Certificate shall be binding on Declarant and Declarant's successors and assigns, and shall inure to the benefit of Beneficiary.

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary
                                        - Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                    102 WITMER ROAD, HORSHAM, PA

     IN WITNESS WHEREOF, this Certificate has been executed as of (but not necessarily on) the date and year first above written.

WITNESS:                                DECLARANT:

                                        LIBERTY PROPERTY LIMITED PARTNERSHIP,
                                        a Pennsylvania limited partnership


                                        By: Liberty Property Trust,
                                            Its Sole General Partner


                                        By:
-------------------------------------       --------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------

                 (ALEXANDRIA(R) LOGO)   Copyright (C) 2006, Alexandria Real
                                        Estate Equities, Inc. ALL RIGHTS
                                        RESERVED. Confidential and Proprietary -
                                        Do Not Copy or Distribute. Alexandria
                                        and the Alexandria Logo are registered
                                        trademarks of Alexandria Real Estate
                                        Equities, Inc.

                                                                 102 Witmer Road

1  AGREEMENT TO PURCHASE AND SELL ........................................     2

2  PURCHASE PRICE ........................................................     2
   2.1    Deposit ........................................................     2
   2.2    Balance ........................................................     3

3  DUE DILIGENCE .........................................................     3
   3.1    Property Documents .............................................     3
   3.2    Investigations .................................................     3
   3.3    Tenants ........................................................     3
   3.4    CC&Rs ..........................................................     4
   3.5    Property Questionnaire .........................................     4
   3.6    Termination Right ..............................................     4
   3.7    Insurance ......................................................     4
   3.8    Indemnity and Repair ...........................................     5
   3.9    Title ..........................................................     5
          3.9.1  Deliveries by Seller ....................................     5
          3.9.2  Buyer's Review of Title .................................     5
          3.9.3  Seller's Obligations Regarding Title ....................     6
          3.9.4  Condition of Title at Closing ...........................     6

4  SELLER'S REPRESENTATIONS AND WARRANTIES ...............................     6
   4.1    Authority ......................................................     7
   4.2    No Conflicts ...................................................     7
   4.3    Preferential Rights ............................................     7
   4.4    Property Documents .............................................     7
   4.5    Tenant Leases ..................................................     7
   4.6    Notices ........................................................     7
   4.7    Uncompleted Work ...............................................     8
   4.8    Unpaid Commissions .............................................     8
   4.9    Material Information ...........................................     8
   4.10   Special Assessments or Condemnation ............................     8
   4.11   Utilities ......................................................     8
   4.12   Service Contracts ..............................................     8
   4.13   Employees ......................................................     8
   4.14   Bankruptcy .....................................................     9
   4.15   Existing Approvals .............................................     9
   4.16   Insurance ......................................................     9
   4.17   Litigation .....................................................     9
   4.18   Compliance with Laws ...........................................     9
   4.19   Environmental Materials ........................................     9
   4.20   Survival .......................................................    11
   4.21   Seller's Knowledge .............................................    11
   4.22   As-Is ..........................................................    11


                                     Page i

                                                                 102 Witmer Road

5  BUYER'S REPRESENTATIONS AND WARRANTIES ................................    11
   5.1    No Conflicts ...................................................    11
   5.2    Due Organization; Consents .....................................    11
   5.3    Buyer's Authority; Validity of Agreements ......................    12

6  COVENANTS OF SELLER ...................................................    12
   6.1    Title ..........................................................    12
   6.2    Notice of Change in Circumstances ..............................    12
   6.3    No Defaults; Maintenance of Property ...........................    12
   6.4    Exclusive Negotiations .........................................    12
   6.5    Development Activities .........................................    13
   6.6    Service, Management and Employment Contracts ...................    13
   6.7    Tenant Leases ..................................................    13
   6.8    Insurance ......................................................    13
   6.9    Litigation .....................................................    13

7  CONDITIONS PRECEDENT TO CLOSING .......................................    13
   7.1    Buyer's Conditions .............................................    13
          7.1.1  Title ...................................................    14
          7.1.2  Seller's Due Performance ................................    14
          7.1.3  Condition of Property ...................................    14
          7.1.4  Bankruptcy ..............................................    14
          7.1.5  Estoppel Certificates ...................................    14
          7.1.6  Property Questionnaire ..................................    14
          7.1.7  No Moratoria ............................................    15
   7.2    Failure of Buyer's Conditions ..................................    15
          7.2.1  Waive and Close .........................................    15
          7.2.2  Terminate ...............................................    15
   7.3    Seller's Conditions ............................................    15
          7.3.1  Buyer's Due Performance .................................    15
   7.4    Failure of Seller's Conditions .................................    15

8  CLOSING ...............................................................    15
   8.1    Closing Date ...................................................    15
   8.2    Closing Costs ..................................................    16

9  CLOSING DELIVERIES ....................................................    16
   9.1    Deliveries by Seller to Escrow .................................    16
          9.1.1  Deed ....................................................    16
          9.1.2  Non-foreign Affidavit ...................................    16
          9.1.3  [California FTB Form 590-RE .............................    16
          9.1.4  Assignment of Leases ....................................    16
          9.1.5  Bill of Sale and Assignment .............................    16


                                    Page ii

                                                                 102 Witmer Road

          9.1.6  Seller's Certificate ....................................    17
          9.1.7  Updated Rent Roll .......................................    17
          9.1.8  Proof of Authority ......................................    17
          9.1.9  Other ...................................................    17
   9.2    Deliveries by Buyer ............................................    17
          9.2.1  Balance, Prorations & Closing Costs .....................    17
          9.2.2  Assignment of Leases ....................................    17
          9.2.3  Other ...................................................    17
   9.3  Deliveries Outside of Escrow .....................................    17
          9.3.1  Tenant Leases ...........................................    17
          9.3.2  Service Contracts .......................................    18
          9.3.3  Intangible Property .....................................    18
          9.3.4  Property Documents ......................................    18
          9.3.5  Personal Property .......................................    18
          9.3.6  Other ...................................................    18

10 PRORATIONS ............................................................    18
   10.1   Prorations .....................................................    18
   10.2   Preliminary Closing Statement ..................................    20

11 ESCROW ................................................................    20
   11.1   Opening of Escrow ..............................................    20
   11.2   Escrow Instructions ............................................    20
   11.3   Actions by Escrow Agent ........................................    21
          11.3.1 Recording ...............................................    21
          11.3.2 Funds ...................................................    21
          11.3.3 Owner's Title Policy ....................................    21
          11.3.4 Delivery of Documents ...................................    21
   11.4   Conflicting Demands ............................................    22
   11.5   Real Estate Reporting Person ...................................    22
   11.6   Destruction of Documents; Survival .............................    22

12 RISK OF LOSS ..........................................................    23
   12.1   Condemnation ...................................................    23
   12.2   Casualty .......................................................    23

13 DEFAULT ...............................................................    23
   13.1   Default by Buyer ...............................................    23
   13.2   Default by Seller ..............................................    24

14 BROKERS ...............................................................    24

15 CONFIDENTIALITY .......................................................    25


                                    Page iii

                                                                 102 Witmer Road

   15.1   Buyer ..........................................................    25
   15.2   Seller .........................................................    25

16 INDEMNIFICATION .......................................................    25

17 MISCELLANEOUS PROVISIONS ..............................................    26
   17.1   Governing Law ..................................................    26
   17.2   Entire Agreement ...............................................    26
   17.3   Modifications; Waiver ..........................................    26
   17.4   Notices ........................................................    26
   17.5   Expenses .......................................................    27
   17.6   Assignment .....................................................    27
          17.6.1 Seller's Right to Assign ................................    27
          17.6.2 Buyer's Right to Assign .................................    28
   17.7   Severability ...................................................    28
   17.8   Successors and Assigns; Third Parties ..........................    28
   17.9   Counterparts ...................................................    28
   17.10  Headings .......................................................    28
   17.11  Time of the Essence ............................................    28
   17.12  Further Assistance .............................................    28
   17.13  Number and Gender ..............................................    29
   17.14  Construction ...................................................    29
   17.15  Post-Closing Access to Records .................................    29
   17.16  Exhibits .......................................................    29
   17.17  Attorneys' Fees ................................................    29
   17.18  Business Days ..................................................    29


                                     Page iv

                                                                 102 Witmer Road

                                LIST OF EXHIBITS

EXHIBIT A   Legal Description
EXHIBIT B   Personal Property Inventory
EXHIBIT B-1 Excluded Personal Property
EXHIBIT C   Description of Property Documents
EXHIBIT D   Property Questionnaire
EXHIBIT E   Surveyor's Certificate
EXHIBIT F   Deed
EXHIBIT G   Seller's Certificate
EXHIBIT H   Non-Foreign Affidavit
EXHIBIT I   Bill of Sale and Assignment
EXHIBIT J   Form of CC&Rs Estoppel


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